UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6332

Oppenheimer Rochester Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2015

Item 1. Reports to Stockholders.

Semiannual Report 6/30/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® Limited Term New York Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/15

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal
			Bond 5-Year (4-6)
			Index
6-Month	-0.92%	-3.15%	0.59%
1-Year	2.20	-0.10	1.48
5-Year	2.61	2.15	3.06
10-Year	3.15	2.91	3.95

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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An Important Update

to the Fund Performance Discussion

Please note the following update from the Fund’s portfolio managers, as of August 25, 2015:

On July 6, 2015, after the end of this Fund’s reporting period, a federal appeals court affirmed the earlier federal court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act violated the U.S. Constitution and was invalid. On August 21, 2015, the Commonwealth of Puerto Rico petitioned the U.S. Supreme Court to overturn both court rulings.

Separately, of the four Puerto Rico bond issuers that had payments due on August 3, 2015, only three made their payments on time and in full. The Puerto Rico Finance Corporation (PFC) did not.

The PFC’s bond covenant called for a$58 million payment of principal and interest on August 3. Instead, a payment of $628,000 was made to PFC bondholders, a group that includes individual Americans on the mainland and in the Commonwealth; Puerto Rican credit unions, and Oppenheimer Rochester municipal bond funds and other retail municipal bond funds, among others. Prior to August 3, prices of PFC bonds fell sharply, a signal that the market had anticipated this default; as of this update, these securities continued to trade in the low teens.

As long-time investors know, net asset values (NAVs) of municipal bond funds are adjusted daily based on a third party’s pricing of all bonds in the marketplace. Thus, the NAVs of our funds, many of which have invested in the Commonwealth and its agencies and government instrumentalities, reflect all price changes. The two funds with the largest holdings in PFC bonds are Oppenheimer Rochester Limited Term New York Municipal Fund and Oppenheimer Rochester Limited Term Municipal Fund. In light of the non-payment by the PFC, investors should expect volatility in the prices of PFC bonds and other bonds issued by the Commonwealth.

We note that two issuers of revenue-backed bonds—the Puerto Rico Sales Tax Financing Corporation (COFINA) and the Puerto Rico Municipal Finance Agency (MFA)—met their August 3, 2015 debt-service obligations on time and in full.

The COFINA bonds, which are backed by sales tax revenue, are held by several of the Oppenheimer Rochester funds. The MFA bonds – which are backed by ad valorem taxes that are based on the assessed value of real estate, personal property and/or the duty levied on imported items – also paid their bondholders, including Oppenheimer Rochester funds. The legal protections

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for the COFINA bonds and Puerto Rico’s general obligation (G.O.) debt are strong, and many of our funds have overweight positions in these bonds.

Also on August 3, 2015, the Government Development Bank for Puerto Rico (GDB) made loan payments to banks that totaled approximately $140 million.

Our shareholders should be confident that we remain ready to defend the terms of our investments’ bond indentures, and we continue to expect Puerto Rico to act within the tenets of the law, including its Constitution.

Details about this Fund’s Puerto Rico holdings and the developments affecting them during this reporting period begin on page 9 of this report.

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Fund Performance Discussion

As in many previous reporting periods, Oppenheimer Rochester Limited Term New York Municipal Fund generated high levels of tax-free income for the 6 months ended June 30, 2015. The Fund’s Class A shares provided a distribution yield of 3.83% at net asset value (NAV) at the end of this reporting period. This Fund’s Class A dividend remained steady throughout this reporting period, and payouts totaled 6.0 cents. However, price reductions in the municipal bond market – particularly among sectors and securities this Fund favors – caused the Fund’s NAV to decline, and its total return followed suit: The Fund’s Class A total return was negative this reporting period despite the Fund’s steady dividend and favorable distribution yield.

MARKET OVERVIEW

Amid anticipation that the Federal Reserve would eventually adjust the Fed Funds target rate, yields on municipal bonds rose this reporting period. Speculation about rate changes has run rampant since October 2014, when the Federal Open Market Committee (FOMC) voted to end quantitative easing during the following month. During this reporting period, the market frequently moved in response to analysts’ interpretations of subtle changes in the Fed’s announcements and its officials’ statements.

The average distribution yield in Lipper’s Other States Short-Intermediate Municipal Debt Funds category was 2.33% at the end of this reporting period. At 3.83%, the distribution yield at NAV for this Fund’s Class A shares was 150 basis points higher than the category average.

generally observed solid job gains, a lower unemployment rate and increases in household and business spending. The committee’s concerns about inflation and falling energy prices, among other factors, played into its decision to “maintain its

  Throughout this reporting period, the FOMC

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.83%
Dividend Yield with sales charge	3.75
Standardized Yield	3.36
Taxable Equivalent Yield	6.55
Last distribution (6/23/15)	$0.0100
Total distributions (1/1/15 to 6/30/15)	$0.0600
Endnotes for this discussion begin on page 17 of this report

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existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.”

In a speech after the May 2015 FOMC meeting, Federal Reserve Chairman Janet Yellen said, “If the economy continues to improve as I expect, I think it will be appropriate at some point this year to take the initial step to raise the Federal Funds rate target and begin the process of normalizing monetary policy.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed. After the February 2015 meeting, for example, Fed officials stated that “The committee will increase the Fed Funds rate only when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2% objective over the medium term.” In late April, the Fed noted a “transitory” decrease in output and employment during the first quarter of 2015 with declines in energy prices and non-energy imports keeping inflation low.

Near the end of this reporting period, the Fed observed some moderate expansion in economic activity as job gains “picked up” and housing showed “some improvement.”

With the current Fed Funds rate set between zero and 0.25% since December 2008, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

In general, the yields on AAA-rated munis improved this reporting period as the bonds’ prices declined. As of June 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 3.31%, up 26 basis points from December 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 2.33% on June 30, 2015, up 26 basis points from the December 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 10 basis points from the December 2014 date.

After several years of on-time budgets, New York State missed its budget deadline by a few hours. The $142 billion spending plan for fiscal year 2016, which was approved in the wee hours of April 1, 2015, capped spending growth at 2% for the fifth straight year and included billions of dollars for infrastructure enhancements. For example, the budget calls for an investment of $1.3 billion in the New York State Thruway system to keep tolls down while also supporting construction of the new Tappan Zee Bridge.

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In addition, $5.4 billion in bank settlement funds (from foreign banks accused of misconduct) is slated to be used for economic initiatives including a variety of capital projects. More than a quarter of the bank settlements are earmarked for Gov. Cuomo’s proposed Upstate Revitalization Initiative, through which seven regions will compete for funds that would strengthen “critical infrastructure” and support tourism efforts. Gov. Cuomo has allocated $500 million toward his goal of establishing statewide high-speed broadband access by the end of 2018.

Other capital-related items from financial settlement monies in the new budget include $400 million to support debt restructuring and capital projects for healthcare systems throughout the state, $250 million to build new Metro North train stations in the Bronx, Co-op City, Morris Park, Parkchester and Hunts Point, and $150 million for economic development and infrastructure projects on Long Island.

The new budget plan also calls for spending $1 billion to make infrastructure improvements in hospitals throughout the state including $700 million in capital funding for central and east Brooklyn. An additional $50 million is included to help municipalities repair and rehabilitate local roads and bridges affected by last winter’s storms. A maximum allowable deposit estimated at more than $300 million will be made to the state’s rainy day reserve fund.

In June 2015 the Dormitory Authority of the State of New York (DASNY) sold $1.17 billion in New York State Personal Income Tax Revenue Bonds. All bond proceeds will fund previously authorized capital projects, including the construction of State University of New York educational and mental health facilities, environmental infrastructure projects, and EXCEL grants for school construction.

As of June 30, 2015, New York State’s general obligation (G.O.) bonds were rated AA-plus by Standard & Poor’s and Fitch Ratings and Aa2 by Moody’s Investors Service.

New York City has projected a $3 billion surplus for fiscal year 2015, with higher than expected tax collections accounting for most of the surplus. Tax collections are now expected to reach $51 billion, 32% higher than before the recession. Strong job growth, tourism and a robust real estate market have driven tax revenues.

New York City’s $78.5 billion budget for fiscal year 2016 was announced by Mayor Bill de Blasio and the City Council late in this reporting period. The budget includes an additional $200 million in spending for 1,300 more police officers as well as programs for veterans, the aging, emergency food assistance, public schools and libraries.

In January 2015 the New York City Transitional Finance Authority issued $750

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million of building aid revenue bonds. In March 2015 the New York City Municipal Water Finance Authority came to market with $475 million of fixed-rate, tax-exempt new money and refunding bonds and sold an additional $435 million in bonds in May 2015. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates.

During this reporting period, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds. As of June 30, 2015, Moody’s assigned an Aa2 rating to the G.O.s.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term New York Municipal Fund held more than 770 securities as of June 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Other States Short-Intermediate Term Municipal Debt Funds category as of June 30, 2015, trailing only the distribution yield of this Fund’s Y shares. At 3.83% on that date, it was 150 basis points higher than the category average, which was 2.33%. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Additionally, for New Yorkers in the top bracket for federal and state income taxes, a taxable investment with a June 2015 yield of less than 6.55% would not have delivered as much after-tax income as the Class A shares of this Fund. For a taxable investment to have provided a greater benefit to high-income residents of New York City, it would have had to yield more than 6.87% as of June 30, 2015. Both of these examples are based on the Fund’s standardized yield at the end of this reporting period and the top 2015 federal, state and, where applicable, local income tax rates.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 1.0 cent per share throughout this reporting period. In

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The Rochester Portfolio Manager Team

Dan Loughran, CFA Team Leader and Senior Portfolio Manager	Scott cottier, CFA Senior Portfolio Manager	Troy Willis, JD, CFA Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager

Michel Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

all, the Fund distributed 6.0 cents per Class A share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 18.8% of the Fund’s total assets (19.0% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

During this reporting period, the government agreed to raise its sales tax rate to 11.5%, from 7.0%. By April 1, 2016, the sales tax will be replaced by a

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The Rochester Credit Research Team

Rich Steln, CFA Director or Credit Research	Chris Weller, CFA Senior Credit Analyst	Bob Bertuccl, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	René Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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value-added tax (VAT), which is expected to lead to higher tax revenues for the Commonwealth.

News from the Commonwealth that it had once again passed a balanced budget was tempered by the sudden announcement by Governor Alejandro García Padilla in late June 2015 that Puerto Rico was not able to pay its debts. A government-commissioned study known as the Krueger Report reached a similar conclusion. Investors should note that the report is unaudited and does not compel the administration to implement the report’s recommendations.

The $9.8 billion budget for fiscal year 2016 includes approximately $1 billion to cover the Commonwealth’s G.O. debt-service obligations. Operational spending totals about $8.3 billion. The legislature also created a $275 million special fund from the Government Development Bank’s allocation to cover debt obligations and economic development. With the lowest operational spending level in at least 10 years, the budget reduces the operational budgets of most government agencies by 2% to 3% versus fiscal year 2015, which ended June 30, 2015. Nonprofits that provide essential social services had their budgets decreased by no more than 10%.

A decision that we believe has important implications for the muni industry – and our funds in particular – was announced earlier in the reporting period: On February 6, 2015, a federal judge ruled that the Puerto

Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal funds filed suit immediately, challenging the legislation that was designed to allow PREPA (the island’s electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) to restructure their debt through a process overseen by a Commonwealth court.

The forbearance agreement that was reached in August 2014 between PREPA and many of its creditors, including this Fund, was extended several times beyond March 31, 2015, its initial expiration date. In the agreement, now set to expire September 15, 2015, the bondholders have agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA had agreed to a variety of financial terms and to submit a 5-year restructuring plan. PREPA made a full $415 million bond payment at the end of this reporting period and promised to reach a comprehensive restructuring plan with its creditors by September 1, 2015. PREPA’s payment was among more than $1 billion in transfers made by Puerto Rico public entities, as money came due at the start of the Commonwealth’s new fiscal year, July 1, 2015.

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We are encouraged by the government’s efforts to reduce spending and increase revenue, and continue to believe the Commonwealth has the ability to meet its debt obligations, particularly if it implements certain structural reforms. We expect Puerto Rico to act within the tenets of the law, including the Commonwealth’s Constitution, and are ready to defend bondholders’ rights if necessary.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

Our investment team’s commitment to protecting the interests of our shareholders is unwavering. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. We will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information to a new, Puerto Rico-specific page on our website (oppenheimer funds.com/puerto_rico) and to our Twitter feed (twitter.com/RochesterFunds).

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 15.4% of the Fund’s total assets (15.6% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in securities used to finance marine and aviation

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facilities this reporting period. Many of these securities are high-grade investments that, like the Fund’s airline holdings, are backed by valuable collateral. Of the Fund’s total assets on June 30, 2015, 13.0% of the Fund’s total assets (13.2% of net assets) were invested in the marine/aviation facilities sector and included two bonds issued in Puerto Rico and one in Guam.

The Fund continued to be invested in the highways and commuter facilities sector this reporting period, which represented 10.1% of total assets (10.2% of net assets) as of June 30, 2015. The bonds in this sector, some of which were issued in Puerto Rico, are used to build and maintain roadways and highway amenities.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 9.9% of total assets (10.0% of net assets) as of June 30, 2015. Within this sector, the Fund holds bonds issued in various U.S. municipalities and the Commonwealth of Puerto Rico.

As of June 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 7.3% of total assets (7.4% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade and include six bonds issued in Puerto Rico.

The Fund’s holdings in municipal bonds issued by utilities represented 11.9% of total assets (12.0% of net assets) at the end of this reporting period. This set of holdings included electric utilities with 7.1% of total assets (7.2% of net assets), water utilities with 3.3% of total assets (3.3% of net assets), gas utilities with 1.2% of total assets (1.2% of net assets) and sewer utilities with 0.3% of total assets (0.3% of net assets) as of June 30, 2015. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued in Puerto Rico, Guam, and the U.S. Virgin Islands.

The Fund’s investments in government appropriation bonds represented 6.0% of the Fund’s total assets (6.1% of net assets) as of June 30, 2015. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. The Fund’s holdings in this sector include one bond issued in Puerto Rico and one in Guam.

At the end of this reporting period, the Special Tax sector represented 4.9% of total assets (4.9% of net assets) and included several bonds issued in Puerto Rico. The Fund’s holdings in this sector are backed by various taxes, all of which have had consistently strong cash flows that must be used to cover the debt service obligations and have consistently done so.

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As of June 30, 2015, 4.5% of the Fund’s total assets (4.5% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, some of which were issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund’s airline holdings represented 3.6% of total assets (3.6% of net assets) as of June 30, 2015. Many of the Fund’s holdings in this sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to the market. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the

Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until

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the Fund’s holdings of these types of bonds is once again below 5% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe,

distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	15.4%
Marine/Aviation Facilities	13.0
Highways/Commuter Facilities	10.1
General Obligation	9.9
Hospital/Healthcare	7.3
Electric Utilities	7.1
Government Appropriation	6.0
Special Tax	4.9
Higher Education	4.5
Airlines	3.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 30, 2015, and are based on net assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.4%	3.0%	7.4%
AA	40.2	0.0	40.2
A	15.4	0.1	15.5
BBB	17.9	2.4	20.3
BB or lower	16.1	0.5	16.6
Total	94.0%	6.0%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/15

	Without Sales Charge	With Sales Charge
Class A	3.83%	3.75%
Class B	3.14	N/A
Class C	3.15	N/A
Class Y	4.06	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/15

Class A	3.36%
Class B	2.67
Class C	2.67
Class Y	3.69

TAXABLE EQUIVALENT YIELDS

As of 6/30/15

Class A	6.55%
Class B	5.20
Class C	5.20
Class Y	7.19

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-0.92%	2.20%	2.61%	3.15%	4.80%
Class B (LTBBX)	5/1/97	-1.30	1.12	1.76	2.68	3.87
Class C (LTNCX)	5/1/97	-1.30	1.12	1.84	2.38	3.32
Class Y (LTBYX)	3/30/11	-0.80	2.45	N/A	N/A	3.27
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/15
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (LTNYX)	9/18/91	-3.15%	-0.10%	2.15%	2.91%	4.70%
Class B (LTBBX)	5/1/97	-5.19	-2.80	1.59	2.68	3.87
Class C (LTNCX)	5/1/97	-2.27	0.14	1.84	2.38	3.32
Class Y (LTBYX)	3/30/11	-0.80	2.45	N/A	N/A	3.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

17        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond 5-Year (4-6) Index, which is an index of a broad range of investment-grade municipal bonds and is the 4- to 6- year component of the Barclays Municipal Bond Index, itself a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.010 for the 28-day accrual period ended June 23, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on June 23, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0082, $0.0082 and $0.0106, respectively, for the 28-day accrual period ended June 23, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Other States Short-Intermediate Municipal Debt Funds category is based on 9 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the top combined federal and New York 2015 tax rate of 48.7%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading

18        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Actual	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During 6 Months Ended June 30, 2015
Class A	$1,000.00	$990.80	$4.06
Class B	1,000.00	987.00	7.81
Class C	1,000.00	987.00	7.81
Class Y	1,000.00	992.00	2.82

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.73	4.12
Class B	1,000.00	1,016.96	7.93
Class C	1,000.00	1,016.96	7.93
Class Y	1,000.00	1,021.97	2.86

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2015 are as follows:

Class	Expense Ratios
Class A	0.82%
Class B	1.58
Class C	1.58
Class Y	0.57

21        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—101.8%
New York—72.5%
$50,000	Albany County, NY IDA (Wildwood Programs)[1]	4.900%	07/01/2021	07/01/2016	A	$50,147
475,000	Albany, NY Capital Resource Corp. (College Saint Rose)[1]	5.625	07/01/2031	07/01/2021	A	519,142
200,000	Albany, NY Capital Resource Corp. (St. Peter’s Hospital)[1]	6.000	11/15/2025	11/15/2020	A	245,988
215,000	Albany, NY Hsg. Authority (Lark Drive)[1]	5.400	12/01/2018	07/31/2015	A	215,512
1,365,000	Albany, NY IDA (Brighter Choice Charter School for Girls)[1]	4.500	04/01/2018	04/12/2017	B	1,349,671
455,000	Albany, NY IDA (H. Johnson Office Park)[1]	5.750 [2]	03/01/2018	03/01/2016	A	467,490
3,000,000	Albany, NY IDA (St. Peter’s Hospital)[1]	5.750	11/15/2022	11/15/2017	A	3,335,490
190,000	Allegany County, NY IDA (Alfred University)[1]	5.000	08/01/2028	07/31/2015	A	190,213
20,000	Blasdell, NY Water System	5.125	06/15/2017	07/31/2015	A	20,082
25,000	Blue Point, NY Fire District	4.625	08/01/2015	08/01/2015		25,090
75,000	Bronxville, NY Union Fee School District[1]	5.000	10/15/2019	10/15/2015	A	76,036
400,000	Brookhaven, NY IDA (Enecon Corp.)[1]	5.800	11/01/2018	06/03/2017	B	401,704
1,355,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2019	07/15/2019		1,529,334
1,400,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2018	07/15/2018		1,547,560
2,325,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[1]	5.750	07/15/2017	07/15/2017		2,512,186
1,350,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[1]	5.750	10/01/2026	04/01/2021	A	1,587,262
1,225,000	Build NYC Resource Corp. (Pratt Paper)[1,3]	3.750	01/01/2020	11/04/2017	B	1,259,361
2,000,000	Build NYC Resource Corp. (Royal Charter Properties & Presbyterian Hospital)	4.750	12/15/2026	12/15/2022	A	2,196,980
1,650,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2026	07/01/2022	A	1,895,800
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2028	07/01/2022	A	1,932,754
1,705,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2025	07/01/2022	A	1,970,775
1,395,000	Build NYC Resource Corp. (Wagner College)[1]	5.000	07/01/2024	07/01/2022	A	1,623,613
600,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2021	08/01/2021		693,756
500,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2022	08/01/2022		581,060
1,000,000	Build NYC Resource Corp. (YMCA of Greater New York)	5.000	08/01/2032	08/01/2022	A	1,091,420
140,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[1]	5.250	11/01/2015	11/01/2015		140,445

22        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$500,000	Cattaraugus County, NY IDA (St. Bonaventure University)[1]	5.000%	05/01/2023	05/01/2016	A	$510,765
20,000	Chemung County, NY IDA (Arnot Ogden Medical Center)[1]	5.000	11/01/2029	07/30/2015	A	20,045
10,000	Cornwall on Hudson, NY1	5.000	07/15/2015	07/15/2015		10,019
10,000	Deerfield, NY GO1	5.500	06/15/2018	06/15/2016	A	10,272
15,000	Deerfield, NY GO1	5.500	06/15/2019	06/15/2016	A	15,378
15,000	Deerfield, NY GO1	5.500	06/15/2020	06/15/2016	A	15,366
10,000	Deerfield, NY GO1	5.500	06/15/2016	06/15/2016		10,358
10,000	Deerfield, NY GO1	5.500	06/15/2017	06/15/2016	A	10,307
3,250,000	Dutchess County, NY Local Devel. Corp. (Anderson Center Services)[1]	6.000	10/01/2030	02/13/2020	A	3,360,337
1,135,000	East Rochester, NY Hsg. Authority (Perinton-Fairport)[1]	4.800	08/01/2019	08/01/2015	A	1,149,210
510,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.500	08/01/2033	07/19/2018	A	516,895
1,155,000	East Rochester, NY Hsg. Authority (Woodland Village)[1]	5.150	08/01/2016	02/04/2016	B	1,179,116
125,000	East Syracuse, NY Hsg. Authority (Bennett Manor Associates)[1]	6.700	04/01/2021	07/31/2015	A	125,386
2,595,000	Erie County, NY IDA (Buffalo City School District)[1]	5.750	05/01/2029	05/01/2018	A	2,939,979
500,000	Erie County, NY Public Improvement District	5.000	04/01/2025	04/01/2022	A	575,875
700,000	Erie County, NY Public Improvement District	5.000	04/01/2026	04/01/2022	A	800,268
600,000	Erie County, NY Public Improvement District	5.000	04/01/2023	04/01/2022	A	695,592
525,000	Erie County, NY Public Improvement District	5.000	04/01/2024	04/01/2022	A	604,133
9,750,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2038	09/11/2029	B	9,179,235
29,615,000	Erie County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2031	03/31/2024	B	28,573,737
270,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2023	06/01/2023		294,095
285,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2024	06/01/2024		310,661
835,000	Franklin County, NY Solid Waste Management Authority[1]	5.000	06/01/2027	06/01/2022	A	917,999
500,000	Geneva, NY Devel. Corp. (Hobart & William Smith Colleges)[1]	5.000	09/01/2025	09/01/2022	A	573,080
905,000	Glen Cove, NY GO1	6.250	04/01/2025	04/01/2016	A	921,914
750,000	Glen Cove, NY GO1	6.250	04/01/2024	04/01/2016	A	764,407
1,105,000	Glen Cove, NY GO1	6.250	04/01/2026	04/01/2016	A	1,124,923
10,000	Glen Falls, NY GO1	5.250	04/01/2018	10/01/2015	A	10,072
285,000	Gloversville, NY GO1	5.800	03/15/2018	09/15/2015	A	285,921
270,000	Gloversville, NY GO1	5.800	03/15/2017	09/15/2015	A	273,143
75,000	Hempstead Village, NY GO1	5.000	09/15/2021	09/15/2016	A	77,070
75,000	Hempstead Village, NY GO1	5.000	09/15/2020	09/15/2016	A	77,243
75,000	Hempstead Village, NY GO1	5.000	09/15/2023	09/15/2016	A	76,669

23        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$75,000	Hempstead Village, NY GO1	5.000%	09/15/2022	09/15/2016	A	$76,816
75,000	Hempstead Village, NY GO1	5.000	09/15/2017	09/15/2016	A	78,059
75,000	Hempstead Village, NY GO1	5.000	09/15/2018	09/15/2016	A	77,762
75,000	Hempstead Village, NY GO1	5.000	09/15/2019	09/15/2016	A	77,428
20,000	Hudson Falls, NY Central School District[1]	4.750	06/15/2019	06/15/2019		21,992
230,000	L.I., NY Power Authority[1]	6.000	05/01/2033	05/01/2019	A	265,894
100,000	L.I., NY Power Authority, Series A1	5.250	12/01/2020	06/01/2016	A	104,494
5,850,000	L.I., NY Power Authority, Series A1	5.000	12/01/2025	06/01/2016	A	6,057,382
250,000	L.I., NY Power Authority, Series A1	5.500	04/01/2024	04/01/2019	A	277,052
195,000	L.I., NY Power Authority, Series A1	5.700	04/01/2030	04/01/2019	A	218,778
480,000	L.I., NY Power Authority, Series A1	6.250	04/01/2033	04/01/2019	A	554,376
19,945,000	L.I., NY Power Authority, Series A	5.000	09/01/2026	09/01/2022	A	22,386,268
1,700,000	L.I., NY Power Authority, Series A1	5.750	04/01/2039	04/01/2019	A	1,911,123
10,000,000	L.I., NY Power Authority, Series B	5.000	09/01/2027	09/01/2022	A	11,153,600
14,825,000	L.I., NY Power Authority, Series B	5.000	09/01/2029	09/01/2022	A	16,332,258
4,000,000	L.I., NY Power Authority, Series B1	5.000	09/01/2024	09/01/2022	A	4,568,760
3,550,000	L.I., NY Power Authority, Series E1	5.000	12/01/2017	12/01/2016	A	3,764,704
7,125,000	Lackawanna, NY City School District	1.000	03/04/2016	03/04/2016		7,137,326
185,000	Lackawanna, NY Hsg. Authority[1]	5.000	09/01/2015	09/01/2015		186,293
75,000	Livonia, NY GO1	5.000	06/15/2021	06/15/2017	A	78,577
70,000	Livonia, NY GO1	5.000	06/15/2020	06/15/2017	A	73,631
90,000	Livonia, NY GO1	5.000	06/15/2024	06/15/2017	A	93,410
75,000	Livonia, NY GO1	5.000	06/15/2025	06/15/2017	A	77,718
85,000	Livonia, NY GO1	5.000	06/15/2023	06/15/2017	A	88,369
80,000	Livonia, NY GO1	5.000	06/15/2022	06/15/2017	A	83,339
395,000	Lockport City, NY GO1	5.000	10/15/2018	10/15/2018		423,957
375,000	Lockport City, NY GO1	5.000	10/15/2017	10/15/2017		394,639
355,000	Lockport City, NY GO1	5.000	10/15/2016	10/15/2016		365,700
415,000	Lockport City, NY GO1	5.000	10/15/2019	10/15/2019		453,985
25,000	Long Beach, NY GO1	4.000	07/15/2016	01/15/2016	A	25,405
35,000	Lyncourt, NY Fire District[1]	6.000	10/15/2016	10/15/2015	A	35,482
2,000,000	Lyons, NY Community Health Initiatives Corp.	5.550	09/01/2024	09/01/2015	A	2,028,781
2,065,000	Madison County, NY IDA (Morrisville State College Foundation)[1]	5.000	06/01/2022	07/31/2015	A	2,088,334
430,000	Madison County, NY IDA (Oneida Healthcare Center)	5.500	02/01/2016	08/01/2015	A	431,651
10,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)[1]	4.000	01/01/2018	07/31/2015	A	10,012
45,000	Monroe County, NY Airport Authority (Greater Rochester International Airport)	4.000	01/01/2016	07/31/2015	A	45,086
5,000	Monroe County, NY GO	5.000	06/01/2017	07/31/2015	A	5,020
660,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2028	12/01/2022	A	723,089
400,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2026	12/01/2022	A	443,052
345,000	Monroe County, NY IDA (Rochester General Hospital)	5.000	12/01/2027	12/01/2022	A	379,731

24        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$320,000	Monroe County, NY IDA (Southview Towers)[1,3]	6.125%	02/01/2020	08/01/2015	A	$321,024
95,000	Monroe County, NY IDA (Summit at Brighton)[1,3]	5.000	07/01/2016	01/05/2016	B	93,467
200,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[1]	5.000	10/01/2026	10/01/2021	A	216,124
615,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)	5.000	06/01/2023	06/01/2022	A	693,622
25,000	Monroe County, NY Water Authority	5.250	08/01/2016	08/01/2015	A	25,106
7,800,000	Monroe, NY Newpower Corp.[1]	6.375	01/01/2024	01/01/2016	A	7,886,268
280,000	Mount Vernon, NY IDA (Kings Court)[1]	5.125	12/01/2023	07/31/2015	A	281,792
975,000	Mount Vernon, NY IDA (Macedonia Towers)[1]	5.125	12/01/2023	12/01/2015	A	981,074
6,760,000	Nassau County, NY GO1,3	5.000	04/01/2027	04/01/2024	A	7,719,650
7,815,000	Nassau County, NY GO1,3	5.000	04/01/2028	04/01/2024	A	8,834,936
300,000	Nassau County, NY IDA (ACDS)[1]	6.000	12/01/2019	09/25/2016	A	300,462
300,000	Nassau County, NY IDA (ACDS)[1]	5.950	11/01/2022	11/01/2019	A	300,279
125,000	Nassau County, NY IDA (ALIA-ACDS)[1]	7.000	11/01/2016	07/31/2015	A	125,132
140,000	Nassau County, NY IDA (ALIA-CRR)[1]	7.000	11/01/2016	07/31/2015	A	140,148
30,000	Nassau County, NY IDA (ALIA-FREE)[1]	7.000	11/01/2016	07/31/2015	A	30,032
125,000	Nassau County, NY IDA (ALIA-HKSB)[1]	7.000	11/01/2016	07/31/2015	A	125,132
1,400,000	Nassau County, NY IDA (CSMR)[1]	5.950	11/01/2022	11/01/2019	A	1,401,302
200,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[1]	5.950	11/01/2022	11/01/2019	A	200,186
110,000	Nassau County, NY IDA (Hispanic Counseling Center)[1]	6.000	11/01/2017	11/01/2017		109,904
17,015,000	Nassau County, NY IDA (Keyspan- Glenwood Energy Center)	5.250	06/01/2027	07/31/2015	A	17,081,869
200,000	Nassau County, NY IDA (Life’s WORCA)[1]	5.950	11/01/2022	11/01/2019	A	200,186
500,000	Nassau County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2021	03/01/2020	A	553,375
500,000	Nassau County, NY IDA (PLUS Group Home)[1]	6.150	11/01/2022	11/01/2019	A	504,585
245,000	Nassau County, NY IDA (WORCA)[1]	6.000	12/01/2019	09/28/2016	A	245,385
50,000	Nassau County, NY IDA, Series C1	6.000	12/01/2019	10/10/2016	A	50,078
25,000	Nassau County, NY Interim Finance Authority[1]	5.000	11/15/2016	11/15/2015	A	25,442
5,690,000	Nassau County, NY Local Economic Assistance Corp. (South Nassau Communities Hospital)	5.000	07/01/2027	07/01/2022	A	6,203,181
4,500,000	Nassau County, NY Local Economic Assistance Corp. (Winthrop University Hospital)	5.000	07/01/2027	07/01/2022	A	4,882,590
7,560,000	New Rochelle, NY IDA (College of New Rochelle)[1]	5.250	07/01/2027	04/07/2024	B	7,421,501
1,860,000	New Rochelle, NY IDA (College of New Rochelle)[1,3]	5.500	07/01/2019	12/09/2015	A	1,871,588
670,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.650	08/01/2020	08/01/2015	A	672,137

25        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,535,000	Newburgh, NY IDA (Bourne & Kenney Redevel. Company)[1]	5.750%	02/01/2032	08/01/2015	A	$2,538,574
80,000	Niagara County, NY IDA (Affinity Foxwood Place)[1,3]	4.350	01/20/2017	04/17/2016	B	81,146
400,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750	06/01/2018	07/31/2015	A	400,612
1,000,000	Niagara Falls, NY Public Water Authority[1]	5.500	07/15/2034	07/31/2015	A	1,001,480
45,000	Niagara Falls, NY Public Water Authority[1]	5.000	07/15/2024	07/31/2015	A	45,073
320,000	Niagara, NY Area Devel. Corp. (Niagara University)	5.000	05/01/2026	05/01/2022	A	348,272
1,925,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	0.373 [2]	04/01/2024	07/01/2015	A	1,771,000
175,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)	0.378 [2]	04/01/2024	07/16/2015	A	161,875
890,000	North Babylon, NY Volunteer Fire Company[1]	5.750	08/01/2022	08/01/2015	A	891,513
270,000	NY Capital District Youth Center[1]	6.000	02/01/2017	08/01/2015	A	271,102
1,225,000	NY Convention Center (Hotel Unit)[1]	5.000	11/15/2026	11/15/2015	A	1,246,695
4,390,000	NY Counties Tobacco Trust I	6.500	06/01/2035	11/30/2015	A	4,389,649
3,295,000	NY Counties Tobacco Trust I1	6.625	06/01/2042	11/30/2015	A	3,294,638
4,670,000	NY Counties Tobacco Trust I1	6.300	06/01/2019	11/30/2015	A	4,669,393
4,745,000	NY Counties Tobacco Trust II (TASC)[1]	5.250	06/01/2025	07/31/2015	A	4,751,216
905,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	07/31/2015	A	906,186
2,330,000	NY Counties Tobacco Trust II (TASC)[1]	6.000	06/01/2016	06/01/2016		2,326,155
800,000	NY Counties Tobacco Trust II (TASC)[1]	5.750	06/01/2043	07/31/2015	A	806,008
2,245,000	NY Counties Tobacco Trust III[1]	5.750	06/01/2033	11/30/2015	A	2,244,933
18,575,000	NY Counties Tobacco Trust III	6.000	06/01/2043	11/30/2015	A	18,574,071
1,685,000	NY Counties Tobacco Trust IV1	4.250	06/01/2021	03/26/2017	B	1,682,237
4,520,000	NY Counties Tobacco Trust IV (TASC)[1]	4.750	06/01/2026	05/07/2020	B	4,279,446
5,000	NY MTA Commuter Facilities, Series 7[1]	5.625	07/01/2016	07/12/2015	A	5,072
300,000	NY MTA, Series 2008C1	6.250	11/15/2023	11/15/2018	A	349,959
10,785,000	NY MTA, Series A1	5.000	11/15/2026	05/15/2016	A	11,219,959
7,150,000	NY MTA, Series A1	5.000	11/15/2026	11/15/2017	A	7,796,217
4,330,000	NY MTA, Series A1	5.000	11/15/2031	11/15/2016	A	4,570,445
12,475,000	NY MTA, Series A1	5.250	11/15/2029	05/15/2016	A	12,975,622
400,000	NY MTA, Series B1	5.000	11/15/2018	11/15/2016	A	425,688
100,000	NY MTA, Series B1	5.000	11/15/2023	11/15/2016	A	106,138
60,000	NY MTA, Series B1	5.000	11/15/2031	11/15/2015	A	60,899
14,000,000	NY MTA, Series C	5.000	11/15/2028	11/15/2022	A	16,103,500
10,000,000	NY MTA, Series C	5.000	11/15/2029	11/15/2022	A	11,441,400
5,000,000	NY MTA, Series C1	5.000	11/15/2030	11/15/2022	A	5,713,200
9,100,000	NY MTA, Series D1,3	5.000	11/15/2023	11/15/2017	A	9,942,660
20,000,000	NY MTA, Series D	5.000	11/15/2029	11/15/2022	A	22,882,800
5,000,000	NY MTA, Series D1	5.000	11/15/2031	11/15/2021	A	5,621,850
23,000,000	NY MTA, Series D	5.000	11/15/2027	11/15/2019	A	26,067,970
4,000,000	NY MTA, Series D1	5.000	11/01/2025	11/01/2022	A	4,701,480

26        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$3,390,000	NY MTA, Series D	5.000%	11/15/2026	11/15/2022	A	$3,932,129
5,075,000	NY MTA, Series D-1	5.000	11/01/2028	11/01/2022	A	5,835,996
11,800,000	NY MTA, Series D-1	5.000	11/01/2026	11/01/2022	A	13,628,764
2,230,000	NY MTA, Series F1	5.000	11/15/2030	11/15/2015	A	2,266,126
5,580,000	NY MTA, Series F1	5.000	11/15/2025	11/15/2022	A	6,496,738
740,000	NY Oneida Healthcare Corp. (Oneida Health Systems)	5.500	02/01/2016	08/01/2015	A	743,308
7,980,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	06/01/2017	A	8,610,340
7,890,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2017	06/01/2017		8,534,061
2,000,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2021	06/01/2017	A	2,157,980
7,300,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2022	06/01/2017	A	7,876,627
5,200,000	NY Tobacco Settlement Financing Corp. (TASC)[1]	5.000	06/01/2021	06/01/2016	A	5,421,988
5,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2028	11/15/2022	A	5,865,500
4,000,000	NY Triborough Bridge & Tunnel Authority	5.000	11/15/2029	11/15/2022	A	4,630,200
1,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2033	11/15/2018	A	1,109,740
2,540,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2029	11/15/2022	A	2,940,177
1,500,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2030	11/15/2022	A	1,723,320
4,740,000	NY TSASC, Inc. (TFABs)[1]	5.000	06/01/2034	07/07/2030	B	4,271,878
133,910,000	NY TSASC, Inc. (TFABs)[1]	4.750	06/01/2022	06/01/2016	A	134,442,962
130,000	NY Valley Health Devel. Corp.[1]	6.750	05/20/2022	07/31/2015	A	130,701
670,000	NYC GO1	5.000	08/01/2030	08/01/2015	A	672,626
20,000	NYC GO1	5.000	08/01/2030	08/01/2015	A	20,082
640,000	NYC GO1	5.000	08/01/2023	02/01/2016	A	657,677
5,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	5,138
55,000	NYC GO1	5.000	08/01/2021	08/01/2015	A	55,228
90,000	NYC GO1	5.000	09/01/2023	09/01/2015	A	90,729
5,000	NYC GO1	5.000	08/01/2023	08/01/2015	A	5,021
5,000	NYC GO1	5.000	06/01/2023	07/31/2015	A	5,020
18,760,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	21,802,872
28,685,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	32,996,820
22,970,000	NYC GO4	5.000	08/01/2026	02/01/2023	A	26,695,734
26,090,000	NYC GO4	5.000	08/01/2027	02/01/2023	A	30,011,849
205,000	NYC GO1	5.000	08/01/2024	08/01/2016	A	215,223
1,995,000	NYC GO1	5.000	08/01/2024	02/01/2016	A	2,049,962
30,000	NYC GO1	5.000	08/01/2027	02/01/2016	A	30,786
20,810,000	NYC GO1	5.000	08/01/2024	08/01/2016	A	21,856,535
10,000	NYC GO	5.500	02/15/2026	07/31/2015	A	10,043
500,000	NYC GO1	5.000	08/01/2022	08/01/2015	A	502,065
45,000	NYC GO1	7.750	08/15/2027	08/15/2015	A	45,412
5,000	NYC GO	5.500	06/01/2028	07/31/2015	A	5,021
50,000	NYC GO	5.875	06/01/2019	07/31/2015	A	50,235

27        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$5,000	NYC GO	6.000%	02/15/2024	07/31/2015	A	$5,024
55,000	NYC GO	5.875	08/01/2019	08/01/2015	A	55,258
5,000	NYC GO	5.125	08/01/2022	08/01/2015	A	5,020
10,000	NYC GO	5.500	11/15/2037	07/31/2015	A	10,042
5,000	NYC GO	5.500	02/15/2026	07/31/2015	A	5,021
2,000,000	NYC GO1	5.000	08/01/2029	08/01/2022	A	2,271,340
9,500,000	NYC GO1	5.250	04/01/2028	04/01/2019	A	10,742,125
8,065,000	NYC GO1	5.000	08/01/2023	08/01/2019	A	9,137,000
6,350,000	NYC GO	5.000	08/01/2030	08/01/2022	A	7,198,487
19,505,000	NYC GO1	5.000	08/01/2028	08/01/2019	A	22,046,501
7,820,000	NYC GO	5.000	10/01/2031	10/01/2022	A	8,843,169
4,000,000	NYC GO	5.000	10/01/2030	10/01/2022	A	4,545,720
1,100,000	NYC GO1	5.000	08/01/2027	02/01/2022	A	1,252,581
6,500,000	NYC GO1	5.125	12/01/2024	12/01/2017	A	7,162,350
5,000	NYC GO	5.750	08/01/2018	08/01/2015	A	5,023
200,000	NYC HDC (Multifamily Hsg.)[1]	6.250	11/01/2023	11/01/2018	A	221,304
800,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2034	05/01/2019	A	874,968
260,000	NYC HDC (Multifamily Hsg.)[1]	5.200	11/01/2035	05/01/2018	A	264,605
4,725,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	4,951,138
1,500,000	NYC HDC (Multifamily Hsg.)[1]	5.000	11/01/2030	05/01/2018	A	1,529,880
225,000	NYC HDC (Multifamily Hsg.)[1]	5.150	11/01/2037	05/01/2017	A	228,508
1,850,000	NYC HDC (Multifamily Hsg.)[1]	4.750	11/01/2030	05/01/2020	A	1,938,541
4,785,000	NYC HDC (Multifamily Hsg.)[1]	5.500	11/01/2028	05/01/2018	A	4,947,642
30,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2018	05/01/2018	A	31,946
2,805,000	NYC HDC (Multifamily Hsg.)[1]	5.100	11/01/2027	05/01/2017	A	2,917,228
35,000	NYC HDC (Multifamily Hsg.), Series E1	6.250	05/01/2036	07/31/2015	A	35,056
2,500,000	NYC HDC, Series B1[1]	5.100	11/01/2027	05/01/2017	A	2,595,450
2,215,000	NYC HDC, Series C1	5.000	11/01/2026	11/01/2015	A	2,225,100
37,400,000	NYC Health & Hospital Corp. (Health System)[1]	5.000	02/15/2030	02/15/2020	A	40,996,010
8,250,000	NYC IDA (American Airlines)[1]	8.500	08/01/2028	08/01/2015	A	8,341,905
250,000	NYC IDA (American Airlines)[1]	7.625	08/01/2025	08/01/2016	A	267,917
215,000	NYC IDA (Calhoun School)	6.250	12/01/2016	06/05/2016	B	225,526
165,000	NYC IDA (Center for Elimination of Family Violence)[1]	6.250	11/01/2016	05/08/2016	B	166,072
100,000	NYC IDA (Center for Family Support)[1]	5.800	07/01/2023	10/05/2021	B	98,098
100,000	NYC IDA (Center for Family Support)[1]	5.800	07/01/2023	07/01/2016	A	106,421
1,865,000	NYC IDA (Chapin School)[1]	4.800	11/01/2018	08/08/2016	A	1,904,836
35,000	NYC IDA (College of Mount St. Vincent)[1]	4.750	06/01/2025	07/31/2015	A	35,035
1,260,000	NYC IDA (Comprehensive Care Management)[1]	5.750	05/01/2019	11/01/2015	A	1,270,634
90,000	NYC IDA (Comprehensive Care Management)[1]	5.625	11/01/2015	11/01/2015		91,111
115,000	NYC IDA (Comprehensive Care Management)[1]	5.625	11/01/2015	11/01/2015		116,420
1,210,000	NYC IDA (Comprehensive Care Management)[1]	5.750	11/01/2018	11/01/2015	A	1,221,071
970,000	NYC IDA (Comprehensive Care Management)[1]	5.750	08/01/2018	11/01/2015	A	978,875

28        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$470,000	NYC IDA (Guttmacher Institute)[1]	5.250%	12/01/2016	12/01/2016		$473,906
300,000	NYC IDA (Independent Living Assoc.)[1,3]	6.200	07/01/2020	07/27/2015	A	303,090
205,000	NYC IDA (Manhattan Community Access Corp.)[1]	5.250	12/01/2016	06/05/2016	B	205,406
935,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	05/29/2017	B	959,974
1,130,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2016	05/07/2016	B	1,151,391
190,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[1]	5.375	11/01/2018	05/21/2017	B	195,075
5,865,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2035	07/31/2015	A	5,874,501
4,585,000	NYC IDA (Montefiore Medical Center Corp.)[1]	5.125	11/01/2025	07/31/2015	A	4,594,124
75,000	NYC IDA (Polytechnic University)[1]	4.550	11/01/2018	11/01/2017	A	80,582
200,000	NYC IDA (Queens Baseball Stadium)[1]	6.125	01/01/2029	01/01/2019	A	227,194
445,000	NYC IDA (Reece School)[1]	6.500	12/01/2017	12/01/2015	A	460,428
2,060,000	NYC IDA (Rosco, Inc.)	5.625	06/01/2022	08/27/2019	B	2,096,483
4,425,000	NYC IDA (Samaritan Aids Services)[1]	5.000	11/01/2024	07/31/2015	A	4,433,540
1,170,000	NYC IDA (Studio School)[5]	6.250	11/01/2018	06/02/2017	B	961,600
11,820,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2018	01/01/2016	C	12,121,883
8,605,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2017	01/01/2016	C	8,790,782
14,620,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2019	01/01/2016	C	14,989,594
48,790,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2024	01/01/2016	C	49,943,396
10,250,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2021	01/01/2016	C	10,503,380
15,245,000	NYC IDA (Terminal One Group Assoc.)[1]	5.500 [2]	01/01/2020	01/01/2016	C	15,614,691
500,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2020	07/01/2020		554,345
250,000	NYC IDA (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)[1]	5.000	07/01/2021	07/01/2021		276,053
3,645,000	NYC IDA (UNICEF)[1]	5.050	11/01/2018	05/25/2017	B	3,633,810
6,550,000	NYC IDA (Yankee Stadium)[1,6]	0.650	03/01/2023	03/01/2023		6,198,003
985,000	NYC IDA (Yankee Stadium)[1,6]	0.680	03/01/2026	03/01/2026		885,003
1,000,000	NYC IDA (Yankee Stadium)[1,6]	0.690	03/01/2027	03/01/2027		882,940
200,000	NYC IDA (Yankee Stadium)[1,6]	0.670	03/01/2025	03/01/2025		182,342
8,655,000	NYC IDA (Yankee Stadium)[1,6]	0.640	03/01/2022	03/01/2022		8,186,938
3,430,000	NYC IDA (Yankee Stadium)[1,6]	0.470	03/01/2016	03/01/2016		3,412,850
195,000	NYC IDA (Yankee Stadium)[1,6]	0.660	03/01/2024	03/01/2024		183,319
3,000,000	NYC IDA (Yankee Stadium)[1,6]	0.590	03/01/2020	03/01/2020		2,901,750
750,000	NYC IDA (Yankee Stadium)[1,6]	0.560	03/01/2019	03/01/2019		733,755
2,070,000	NYC IDA (Yeled Yalda Early Childhood)[1]	5.350	11/01/2017	11/13/2016	B	2,100,346

29        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$30,000,000	NYC Municipal Water Finance Authority[1]	5.000%	06/15/2030	06/15/2020	A	$34,214,100
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2016	A	5,225,350
410,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	460,881
1,535,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2035	06/15/2019	A	1,724,864
6,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2038	06/15/2017	A	6,420,540
1,695,000	NYC Municipal Water Finance Authority[1]	5.500	06/15/2040	06/15/2019	A	1,943,233
8,500,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	12/15/2019	A	9,736,495
1,615,000	NYC Municipal Water Finance Authority[1]	5.750	06/15/2040	06/15/2018	A	1,815,421
10,755,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2029	06/15/2021	A	12,230,909
29,450,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2031	06/15/2021	A	33,343,290
150,000	NYC Transitional Finance Authority[1]	5.375	01/15/2030	01/15/2019	A	169,295
10,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2029	07/15/2022	A	11,462,400
9,000,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2028	07/15/2022	A	10,374,210
1,880,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2027	07/15/2022	A	2,179,371
11,325,000	NYC Transitional Finance Authority (Building Aid)	5.000	07/15/2030	07/15/2022	A	12,895,551
1,585,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	02/01/2030	02/01/2021	A	1,847,207
25,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2018	11/01/2015	A	25,414
3,985,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	4,277,937
1,650,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2027	11/01/2021	A	1,907,169
7,865,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	11/01/2025	05/01/2017	A	8,486,650
7,000,000	NYC Transitional Finance Authority (Future Tax)	5.000	05/01/2027	05/01/2018	A	7,715,540
10,000,000	NYC Transitional Finance Authority (Future Tax)[1]	5.250	11/01/2027	11/01/2018	A	11,274,400
5,430,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2025	05/01/2018	A	5,991,462
1,895,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2026	05/01/2018	A	2,088,707
4,215,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2028	05/01/2018	A	4,645,857
780,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2026	05/01/2018	A	867,532

30        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$4,570,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000%	05/01/2025	05/01/2018	A	$5,082,845
500,000	NYC Transitional Finance Authority (Future Tax)[1]	5.000	05/01/2028	05/01/2018	A	556,110
50,000	NYC Trust for Cultural Resources (Lincoln Center for the Performing Arts)[1]	5.250	12/01/2018	12/01/2018		56,485
140,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2023	11/15/2015	A	142,479
100,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2021	11/15/2015	A	101,771
15,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2019	11/15/2015	A	15,266
9,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2027	11/15/2015	A	10,110,949
3,150,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2025	11/15/2015	A	3,205,786
6,780,000	NYS Convention Center Devel. Corp. (Hotel Unit)[1]	5.000	11/15/2024	11/15/2015	A	6,900,074
5,000	NYS DA (4201 School Programs)	5.000	07/01/2018	07/31/2015	A	5,020
3,060,000	NYS DA (ALIA-PSCH)[1]	4.800	12/01/2023	08/14/2020	B	3,058,256
50,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	07/31/2015	A	50,214
25,000	NYS DA (Brookdale Hospital Medical Center)	5.200	02/15/2016	07/31/2015	A	25,104
65,000	NYS DA (Brookdale Hospital Medical Center)	5.300	02/15/2017	07/31/2015	A	65,278
1,255,000	NYS DA (Brooklyn Law School)	5.000	07/01/2025	07/01/2022	A	1,514,948
1,300,000	NYS DA (Canisius College)[1]	5.000	07/01/2022	07/31/2015	A	1,301,664
75,000	NYS DA (Canisius College)[1]	5.000	07/01/2019	07/31/2015	A	75,146
25,000	NYS DA (City University)[1]	5.000	07/01/2016	07/31/2015	A	25,101
500,000	NYS DA (Culinary Institute of America)	5.000	07/01/2028	07/01/2022	A	545,740
350,000	NYS DA (Dept. of Health)	5.000	07/01/2021	07/31/2015	A	351,376
45,000	NYS DA (Dept. of Health)	5.000	07/01/2028	07/31/2015	A	45,167
500,000	NYS DA (Dept. of Health)	5.000	07/01/2025	07/31/2015	A	501,965
880,000	NYS DA (Dept. of Health)	5.250	07/01/2023	07/31/2015	A	883,687
420,000	NYS DA (FNHC/KR/MMWNHC Obligated Group)	5.750	07/01/2017	07/22/2015	A	421,789
50,000	NYS DA (Green Chimneys School)[1,3]	5.500	07/01/2018	07/24/2015	A	50,903
1,000,000	NYS DA (Health Center/BFCC/USBFCC Obligated Group)	5.000	11/15/2019	07/31/2015	A	1,003,980
1,060,000	NYS DA (Health Quest Systems)[1]	5.250	07/01/2027	07/01/2017	A	1,141,366
1,000,000	NYS DA (Iona College)	5.000	07/01/2023	07/01/2022	A	1,116,800
1,110,000	NYS DA (Iona College)	5.000	07/01/2022	07/01/2022		1,249,671
1,000,000	NYS DA (Iona College)	5.000	07/01/2026	07/01/2022	A	1,089,860
1,000,000	NYS DA (Iona College)	5.000	07/01/2027	07/01/2022	A	1,081,810
1,000,000	NYS DA (Iona College)	5.000	07/01/2025	07/01/2022	A	1,098,320
1,000,000	NYS DA (Iona College)	5.000	07/01/2024	07/01/2022	A	1,107,180
25,000	NYS DA (Ithaca College)[1]	5.000	07/01/2017	07/31/2015	A	25,082

31        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$30,000	NYS DA (Jawonio/United Cerebral Palsy Assoc. of NYC Obligated Group)[1]	5.125%	07/01/2021	07/31/2015	A	$30,051
25,000	NYS DA (Kingsbrook Jewish Medical Center)	4.750	02/01/2023	08/01/2015	A	25,085
70,000	NYS DA (La Salle School)[3]	5.000	07/01/2018	07/24/2015	A	70,281
100,000	NYS DA (Mental Health Services Facilities)[1]	6.250	02/15/2031	08/15/2018	A	115,273
430,000	NYS DA (Mental Health Services Facilities)[1]	5.000	02/15/2018	02/15/2017	A	459,158
840,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2026	07/01/2019	A	895,742
650,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2027	07/01/2019	A	687,993
1,105,000	NYS DA (Miriam Osborn Memorial Home Assoc.)	5.000	07/01/2025	07/01/2019	A	1,180,891
4,000,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2029	08/01/2015	A	4,015,160
3,365,000	NYS DA (Montefiore Medical Center)[1]	5.000	08/01/2021	02/01/2018	A	3,662,668
25,000	NYS DA (Montefiore Medical Center)	5.000	02/01/2022	08/01/2015	A	25,097
50,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2033	08/01/2015	A	50,177
620,000	NYS DA (Montefiore Medical Center)	5.000	02/01/2028	08/01/2015	A	622,306
500,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2019	08/01/2015	A	501,965
10,000	NYS DA (Montefiore Medical Center)	5.000	08/01/2023	08/01/2015	A	10,039
150,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2022	07/01/2020	A	171,902
9,875,000	NYS DA (Mount Sinai School of Medicine)[1]	5.000	07/01/2035	07/01/2017	A	10,460,785
50,000	NYS DA (Mount Sinai School of Medicine)	4.000	07/01/2015	07/01/2015		50,006
5,000,000	NYS DA (Municipal Health Facilities)[1]	5.000	01/15/2032	01/15/2018	A	5,393,800
245,000	NYS DA (Municipal Health Facilities)	4.750	01/15/2029	07/31/2015	A	245,882
8,475,000	NYS DA (North General Hospital)[1]	5.000	02/15/2025	07/31/2015	A	8,489,153
100,000	NYS DA (North General Hospital)	5.750	02/15/2017	07/31/2015	A	100,381
4,600,000	NYS DA (North General Hospital)	5.750	02/15/2016	07/31/2015	A	4,619,228
5,665,000	NYS DA (North General Hospital)[1]	5.750	02/15/2019	07/31/2015	A	5,683,978
3,750,000	NYS DA (North General Hospital)[1]	5.750	02/15/2020	07/31/2015	A	3,761,625
15,000	NYS DA (North Onondaga Public Library)[1]	4.875	07/01/2017	07/31/2015	A	15,042
100,000	NYS DA (North Shore L.I. Jewish Health Care/North Shore University Hospital Obligated Group)[1]	5.500	05/01/2030	05/01/2019	A	115,280
450,000	NYS DA (Northeast Parent & Child)[1,3]	5.500	07/01/2018	07/24/2015	A	450,959
50,000	NYS DA (NYU Hospitals Center)[1]	5.625	07/01/2037	07/01/2017	A	54,831
1,850,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2020	07/01/2016	A	1,926,165
3,685,000	NYS DA (NYU Hospitals Center)[1,3]	5.250	07/01/2024	04/04/2017	D	3,940,002
13,480,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2016	A	13,938,724
20,580,000	NYS DA (NYU Hospitals Center)[1]	5.000	07/01/2026	07/01/2017	A	22,313,248
14,170,000	NYS DA (NYU)[1]	5.250	07/01/2027	07/01/2019	A	16,299,043
17,000,000	NYS DA (Personal Income Tax)	5.000	12/15/2029	12/15/2022	A	19,619,020
1,250,000	NYS DA (Providence Rest)[1]	5.125	07/01/2030	07/31/2015	A	1,250,688
3,680,000	NYS DA (Providence Rest)[1]	5.000	07/01/2021	07/31/2015	A	3,683,496

32        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,000,000	NYS DA (Providence Rest)[1]	5.250%	07/01/2025	07/31/2015	A	$2,001,820
100,000	NYS DA (School District Bond Financing Program), Series A1	5.750	10/01/2020	10/01/2015	A	101,391
1,025,000	NYS DA (School District Bond Financing Program), Series C1	5.000	10/01/2026	10/01/2022	A	1,179,119
400,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2027	10/01/2022	A	459,164
200,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2028	10/01/2022	A	225,368
2,820,000	NYS DA (School District Bond Financing Program), Series F	5.000	10/01/2026	10/01/2022	A	3,246,017
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2029	10/01/2022	A	559,190
400,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2028	10/01/2022	A	448,800
1,690,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2026	10/01/2022	A	1,919,671
500,000	NYS DA (School District Bond Financing Program), Series H	5.000	10/01/2027	10/01/2022	A	564,115
3,190,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,731,343
1,675,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2022	A	1,942,699
2,190,000	NYS DA (School District Financing)	5.000	10/01/2024	10/01/2022	A	2,582,842
2,250,000	NYS DA (School District Financing)	5.000	10/01/2025	10/01/2023	A	2,654,168
1,665,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	1,918,929
2,740,000	NYS DA (School District Financing)	5.000	10/01/2026	10/01/2023	A	3,204,978
1,885,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,156,120
2,485,000	NYS DA (School District Financing)	5.000	10/01/2027	10/01/2023	A	2,875,841
90,000	NYS DA (Special Act School Districts)[3]	5.750	07/01/2019	07/26/2015	A	90,399
925,000	NYS DA (Special Act School Districts)	6.000	07/01/2019	07/31/2015	A	929,292
15,000	NYS DA (Special Act School Districts)[3]	6.000	07/01/2016	07/16/2015	A	15,070
5,000	NYS DA (Special Act School Districts)	5.250	07/01/2015	07/01/2015		5,001
2,490,000	NYS DA (Special Surgery Hospital)[1]	6.250	08/15/2034	08/14/2019	A	2,944,500
6,850,000	NYS DA (St. John’s University)	5.000	07/01/2030	07/01/2022	A	7,681,933
180,000	NYS DA (St. John’s University)	5.000	07/01/2028	07/01/2022	A	203,254
815,000	NYS DA (St. John’s University)	5.000	07/01/2027	07/01/2022	A	927,478
3,685,000	NYS DA (St. Lawrence)[1]	5.400	08/15/2026	08/15/2017	A	4,041,082
53,615,000	NYS DA (St. Luke’s Roosevelt Hospital)[1]	4.800	08/15/2025	08/15/2015	A	53,917,389
19,280,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2028	03/15/2022	A	22,236,588
12,125,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	09/15/2016	A	12,798,180
17,490,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	18,461,045
19,170,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2036	09/15/2016	A	20,146,136
10,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	09/15/2016	03/15/2016	A	10,340
410,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	432,763

33        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,020,000	NYS DA (State Personal Income Tax Authority)[1]	5.000%	08/15/2018	08/15/2018		$1,142,206
5,795,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2028	02/15/2022	A	6,675,318
13,000,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	02/15/2027	02/15/2022	A	15,026,310
20,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2031	09/15/2016	A	21,110
3,260,000	NYS DA (State Personal Income Tax Authority)[1]	5.000	03/15/2017	03/15/2017		3,499,708
2,820,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	08/15/2022	07/31/2015	A	2,832,887
250,000	NYS DA (The Bronx-Lebanon Hospital Center)[1]	6.250	02/15/2035	02/15/2019	A	282,288
30,000	NYS DA (The Children’s Home of Kingston)[3]	5.250	07/01/2017	07/22/2015	A	30,127
6,730,000	NYS DA (The New School)[1]	5.000	07/01/2023	04/07/2021	A	7,676,709
95,000	NYS DA (United Cerebral Palsy Assoc. of NYC)[1,3]	5.750	07/01/2018	07/23/2015	A	95,242
25,000	NYS DA (Upstate Community Colleges)[1]	6.000	07/01/2031	01/01/2019	A	28,974
45,000	NYS DA (Vanderheyden Hall)[3]	5.250	07/01/2018	07/24/2015	A	45,190
50,000	NYS DA (White Plains Hospital)[1]	5.375	02/15/2043	07/31/2015	A	50,577
90,000	NYS DA (Yeshiva University)	5.250	07/01/2016	07/31/2015	A	90,119
1,415,000	NYS DA (Yeshiva University)[1]	5.000	09/01/2027	09/01/2019	A	1,440,654
20,000	NYS EFC (Clean Water & Drinking Revolving Funds)[1]	4.875	06/15/2020	07/31/2015	A	20,955
3,360,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2034	07/31/2015	A	3,420,379
45,000	NYS EFC (NYC Municipal Water Finance Authority)[1]	5.000	06/15/2021	07/31/2015	A	45,447
37,450,000	NYS ERDA (Brooklyn Union Gas Company)	5.500	01/01/2021	07/31/2015	A	37,610,661
3,000,000	NYS ERDA (Brooklyn Union Gas Company) Linked SAVRS & RIBS[1]	6.368	04/01/2020	04/01/2016	A	3,003,210
17,000,000	NYS HFA (605 West 42nd Street)	0.070 [2]	05/01/2048	07/01/2015	A	17,000,000
3,250,000	NYS HFA (Affordable Hsg.)[1]	5.250	11/01/2027	11/01/2017	A	3,353,220
460,000	NYS HFA (Division Street)[1]	5.000	02/15/2026	02/09/2016	A	464,085
615,000	NYS HFA (Golden Age Apartments)[1]	5.000	02/15/2037	02/09/2016	A	617,804
3,000,000	NYS HFA (Horizons at Wawayanda)[1]	5.350	06/01/2025	08/01/2017	A	3,111,390
980,000	NYS HFA (Hospital & Nursing Home)	5.150	11/01/2016	07/31/2015	A	984,008
35,000	NYS HFA (Loewn Devel. of Wappingers Falls)[1]	5.250	08/15/2019	07/31/2015	A	35,074
1,340,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2024	07/31/2015	A	1,341,930
1,635,000	NYS HFA (Multifamily Hsg.)[1]	5.600	08/15/2033	07/31/2015	A	1,636,717
200,000	NYS HFA (Multifamily Hsg.)[1]	5.350	08/15/2020	07/31/2015	A	202,474
10,000	NYS HFA (Multifamily Hsg.)	5.400	02/15/2016	07/31/2015	A	10,033
290,000	NYS HFA (Multifamily Hsg.)[1]	5.300	08/15/2022	07/31/2015	A	290,464
80,000	NYS HFA (Multifamily Hsg.)[1]	6.850	11/01/2019	07/31/2015	A	80,295
1,240,000	NYS HFA (Multifamily Hsg.)[1]	5.600	02/15/2026	07/31/2015	A	1,241,823
300,000	NYS HFA (Multifamily Hsg.)	5.350	08/15/2031	07/31/2015	A	303,159

34        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$2,005,000	NYS HFA (Senior Devel. Hsg.)[1]	5.100%	11/15/2023	08/17/2017	A	$2,085,200
815,000	NYS HFA (Simeon Dewitt)[1]	8.000	11/01/2018	07/31/2015	A	818,977
30,000	NYS HFA (Tiffany Gardens)[1]	4.500	08/15/2015	08/15/2015		30,135
225,000	NYS HFA, Series A1	6.125	11/01/2020	07/31/2015	A	225,590
115,000	NYS HFA, Series A	6.100	11/01/2015	07/31/2015	A	115,569
50,000	NYS Power Authority[1]	5.000	11/15/2017	11/15/2015	A	50,915
70,000	NYS Thruway Authority[1]	5.000	04/01/2018	10/01/2015	A	70,849
25,000,000	NYS Thruway Authority	5.000	01/01/2028	01/01/2022	A	28,273,000
4,555,000	NYS Thruway Authority[1]	5.000	04/01/2021	10/01/2015	A	4,609,614
5,000,000	NYS Thruway Authority[1]	5.000	01/01/2025	01/01/2018	A	5,438,600
15,000,000	NYS Thruway Authority	5.000	01/01/2029	01/01/2022	A	16,868,850
420,000	NYS Thruway Authority[1]	5.000	04/01/2017	10/01/2015	A	425,095
10,000,000	NYS Thruway Authority	5.000	01/01/2027	01/01/2022	A	11,379,300
20,500,000	NYS Thruway Authority	5.000	01/01/2030	01/01/2022	A	23,041,180
13,090,000	NYS Thruway Authority[1]	5.000	04/01/2024	04/01/2016	A	13,539,511
100,000	NYS Thruway Authority[1]	5.000	04/01/2029	04/01/2019	A	111,811
850,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2036	03/15/2019	A	942,803
4,175,000	NYS UDC, Series D1	5.625	01/01/2028	01/01/2019	A	4,765,136
540,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2025	07/01/2022	A	587,482
515,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2024	07/01/2022	A	564,625
490,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2023	07/01/2022	A	542,200
465,000	Onondaga, NY Civic Devel Corp. (Le Moyne College)	5.000	07/01/2022	07/01/2022		518,224
1,000,000	Onondaga, NY Civic Devel Corp. (Upstate Properties)[1]	5.500	12/01/2031	12/01/2021	A	1,133,110
460,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		517,739
485,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		547,778
730,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2020	07/01/2020		824,491
765,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		869,637
805,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		915,824
505,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2021	07/01/2021		574,074
530,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2022	07/01/2022		602,965
690,000	Orange County, NY Funding Corp. (Mount St. Mary College)	5.000	07/01/2019	07/01/2019		776,609
60,000	Orange County, NY GO1	5.000	07/15/2021	07/31/2015	A	60,239
100,000	Orange County, NY IDA (Crystal Run Village)[1]	4.750	07/01/2016	07/01/2016		100,393
1,520,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000	12/01/2016	07/31/2015	A	1,526,217

35        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$570,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)	6.000%	12/01/2016	07/31/2015	A	$572,331
1,875,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital)	5.375	12/01/2021	07/31/2015	A	1,882,200
885,000	Otsego County, NY IDA (Bassett Healthcare Project)[1]	5.375	11/01/2020	11/01/2015	A	891,124
3,185,000	Otsego County, NY IDA (Mary Imogene Bassett Hospital)[1]	5.350	11/01/2020	11/01/2015	A	3,206,785
210,000	Port Authority NY/NJ (Continental Airlines)[1]	9.125	12/01/2015	07/31/2015	A	213,278
39,900,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	40,818,498
2,600,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	2,662,530
46,510,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	07/31/2015	A	46,644,414
67,765,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.900	12/01/2017	07/31/2015	A	67,900,530
106,875,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	07/31/2015	A	107,447,850
19,900,000	Port Authority NY/NJ (KIAC)[1]	6.750	10/01/2019	01/13/2018	B	19,879,901
12,745,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2021	09/01/2015	A	12,849,254
100,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2016	09/01/2015	A	100,828
12,045,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2018	09/01/2015	A	12,144,130
6,000,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2025	09/01/2015	A	6,048,600
14,110,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2022	09/01/2015	A	14,225,138
13,825,000	Port Authority NY/NJ, 141st Series[1]	5.000	09/01/2026	09/01/2015	A	13,936,706
17,800,000	Port Authority NY/NJ, 143rd Series[1]	5.000	10/01/2030	04/01/2016	A	18,319,048
2,100,000	Port Authority NY/NJ, 151st Series[1]	6.000	09/15/2028	03/15/2018	A	2,341,038
250,000	Port Authority NY/NJ, 152nd Series[1]	5.000	11/01/2023	05/01/2018	A	270,115
8,070,000	Port Authority NY/NJ, 152nd Series[1]	5.750	11/01/2030	05/01/2018	A	8,935,588
7,005,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2025	04/01/2022	A	7,897,507
13,075,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2030	04/01/2022	A	14,552,214
10,000,000	Port Authority NY/NJ, 172nd Series[1]	5.000	10/01/2028	04/01/2022	A	11,222,000
12,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2026	09/01/2024	A	14,325,125
7,500,000	Port Authority NY/NJ, 185th Series[1]	5.000	09/01/2027	09/01/2024	A	8,531,025
3,775,000	Port Authority NY/NJ, 186th Series[1]	5.000	10/15/2031	10/15/2024	A	4,207,993
20,000	Poughkeepsie City, NY GO	5.000	03/15/2017	07/31/2015	A	20,080
740,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[1]	5.900	08/01/2020	08/01/2015	A	742,168
25,000	Queensbury, NY Union Free School District[1]	5.000	06/15/2016	12/15/2015	A	25,553
1,200,000	Rensselaer County, NY IDA (Franciscan Heights)	5.375	12/01/2025	07/31/2015	A	1,204,608
50,000	Rensselaer County, NY IDA (Franciscan Heights)	4.500	12/01/2019	07/31/2015	A	50,156
885,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2029	08/01/2015	A	888,053
390,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.125	08/01/2027	08/01/2015	A	391,459

36        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$50,000	Rensselaer County, NY IDA (Rensselaer Polytechnical Institute)[1]	5.500%	08/01/2022	08/01/2015	A	$50,136
1,490,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.750	06/01/2043	11/30/2015	A	1,489,940
185,000	Rensselaer County, NY Tobacco Asset Securitization Corp.[1]	5.200	06/01/2025	11/23/2015	B	180,680
575,000	Rockland County, NY GO	5.000	12/15/2019	12/15/2019		638,095
600,000	Rockland County, NY GO	5.000	12/15/2022	12/15/2022		666,234
575,000	Rockland County, NY GO	5.000	12/15/2020	12/15/2020		635,254
150,000	Rockland County, NY Tobacco Asset Securitization Corp.	5.625	08/15/2035	08/15/2015	A	149,993
4,180,000	Rockland County, NY Tobacco Asset Securitization Corp.[1]	5.500	08/15/2025	01/19/2017	B	4,177,450
50,000	Seneca County, NY IDA (New York Chiropractic College)[1]	4.000	10/01/2015	10/01/2015		50,400
45,000	SONYMA, Series 137[1]	4.700	10/01/2031	10/01/2015	A	45,070
385,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2021	06/15/2017	A	413,278
405,000	Spring Valley, NY (Quality Redevel.)[1]	5.000	06/15/2022	06/15/2017	A	434,172
335,000	Spring Valley, NY GO	5.000	05/01/2023	07/31/2015	A	336,126
300,000	Spring Valley, NY GO	5.000	05/01/2020	07/31/2015	A	301,143
325,000	Spring Valley, NY GO	5.000	05/01/2022	07/31/2015	A	326,121
310,000	Spring Valley, NY GO	5.000	05/01/2021	07/31/2015	A	311,128
350,000	Spring Valley, NY GO	5.000	05/01/2024	07/31/2015	A	351,141
365,000	Spring Valley, NY GO	5.000	05/01/2025	07/31/2015	A	366,190
1,050,000	St. Lawrence County, NY IDA (Clarkson University)	5.250	09/01/2033	03/01/2022	A	1,173,627
1,365,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[1]	6.200	12/01/2017	12/01/2016	B	1,316,051
1,345,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2027	01/01/2023	A	1,524,060
920,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2025	01/01/2023	A	1,061,174
300,000	St. Lawrence County, NY IDA (St. Lawrence University)	5.000	07/01/2024	01/01/2023	A	349,794
25,000	Suffolk County, NY Economic Devel. (Family Residences Essential Enterprises)[1]	6.000	10/01/2015	10/01/2015		25,087
415,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[1]	6.750	06/01/2027	01/02/2022	A	422,470
105,000	Suffolk County, NY IDA (ALIA- CCDRCA)[1]	7.000	06/01/2016	12/01/2015	A	106,242
55,000	Suffolk County, NY IDA (ALIA-Civic Facility)[1]	6.000	11/01/2017	02/01/2016	B	56,040
200,000	Suffolk County, NY IDA (ALIA-IGHL)[1]	5.950	11/01/2022	11/01/2019	A	203,562
300,000	Suffolk County, NY IDA (ALIA-NYS ARC)[1]	5.950	11/01/2022	11/01/2019	A	305,343
300,000	Suffolk County, NY IDA (ALIA- WORCA)[1]	5.950	11/01/2022	03/31/2019	A	305,343
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	10/01/2015	A	304,323
300,000	Suffolk County, NY IDA (DDI)[1]	6.000	10/01/2020	10/01/2015	A	304,323

37        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$1,180,000	Suffolk County, NY IDA (Dowling College)	4.750%	06/01/2026	07/04/2024	B	$1,042,483
2,330,000	Suffolk County, NY IDA (Dowling College)[1,7]	6.700	12/01/2020	08/09/2018	B	1,980,500
400,000	Suffolk County, NY IDA (Independent Group Home Living)[1]	6.000	10/01/2020	10/01/2015	A	405,764
4,600,000	Suffolk County, NY IDA (Keyspan-Port Jefferson Center)[1]	5.250	06/01/2027	07/31/2015	A	4,618,676
105,000	Suffolk County, NY IDA (Nassau-Suffolk Services for Autism)[1]	6.250	11/01/2016	05/11/2016	B	106,622
1,300,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2019	07/31/2015	A	1,313,117
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2018	07/31/2015	A	1,010,060
900,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2017	07/31/2015	A	909,054
200,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000	03/01/2026	07/31/2015	A	201,826
1,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2021	07/31/2015	A	1,010,060
720,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.250	03/01/2020	07/31/2015	A	727,243
1,415,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[1]	5.500	01/01/2023	07/31/2015	A	1,415,071
10,000	Suffolk County, NY IDA (South Country Library)[1]	4.750	01/01/2019	07/31/2015	A	10,024
200,000	Suffolk County, NY IDA (Suffolk Hotels)[1]	6.000	10/01/2020	10/01/2015	A	202,882
300,000	Suffolk County, NY IDA (WORCA)[1]	6.000	10/01/2020	10/01/2015	A	304,323
1,145,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2021	06/01/2021		1,313,349
25,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2017	09/01/2015	A	25,152
75,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2020	09/01/2015	A	75,362
30,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2021	09/01/2015	A	30,129
100,000	Syracuse, NY Hsg. Authority[1]	5.400	09/01/2023	09/01/2015	A	100,402
1,050,000	Syracuse, NY IDA (Carousel Center)	4.900 [8]	01/01/2018	12/18/2016	B	910,760
250,000	Syracuse, NY IDA (One Center Armory Garage)	6.750	12/01/2017	07/31/2015	A	250,353
1,000,000	Troy, NY IDA (Rensselaer Polytechnic Institute)[1]	5.000	09/01/2031	09/01/2021	A	1,089,490
10,000	Ulster County, NY GO1	5.400	11/15/2015	11/15/2015		10,196
155,000	Ulster County, NY Res Rec[1]	5.000	03/01/2016	03/01/2016		158,984
160,000	Ulster County, NY Res Rec[1]	5.000	03/01/2017	03/01/2016	A	164,037
170,000	Ulster County, NY Res Rec[1]	5.000	03/01/2018	03/01/2016	A	173,869
9,415,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.750	06/01/2030	09/07/2022	B	9,109,860
55,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.250 [9]	06/01/2025	11/30/2015	A	54,996
830,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.450 [9]	06/01/2040	06/01/2018	A	835,105

38        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
New York (Continued)
$360,000	Ulster County, NY Tobacco Asset Securitization Corp.[1]	6.000%	06/01/2040	01/08/2030	B	$355,853
190,000	Westchester County, NY IDA (JDAM)[1]	6.750	04/01/2016	10/01/2015	A	191,167
10,700,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	5.000	06/01/2026	07/31/2015	A	10,703,852
1,520,000	Westchester County, NY Tobacco Asset Securitization Corp.[1]	4.500	06/01/2021	11/30/2015	A	1,519,985
75,000	White Plains, NY HDC (Battle Hill)[1]	6.650	02/01/2025	11/25/2020	B	86,945
2,000,000	Yonkers, NY GO1	5.000	10/01/2023	10/01/2021	A	2,305,820
1,000,000	Yonkers, NY GO1	5.000	10/01/2024	10/01/2021	A	1,141,670
445,000	Yonkers, NY GO1	5.000	08/01/2015	08/01/2015		446,829
1,455,000	Yonkers, NY IDA (Monastery Manor Associates)	5.000	04/01/2025	07/31/2015	A	1,459,743
3,680,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	5.750	06/01/2024	06/01/2019	A	4,127,562
600,000	Yonkers, NY IDA (Sarah Lawrence College)[1]	6.000	06/01/2029	06/01/2019	A	682,152
310,000	Yonkers, NY IDA (St. John’s Riverside Hospital)[1,3]	6.800	07/01/2016	07/17/2015	A	311,029

						2,410,274,997
U.S. Possessions—29.3%
3,200,000	Guam Education Financing Foundation COP (Guam Public School Facilities)[1]	4.500	10/01/2026	10/01/2026		3,147,104
3,255,000	Guam Government Business Privilege	5.000	01/01/2028	01/01/2022	A	3,600,551
1,435,000	Guam Government Business Privilege	5.000	01/01/2027	01/01/2022	A	1,595,347
12,155,000	Guam International Airport Authority	6.000	10/01/2023	08/01/2018	A	13,579,201
3,185,000	Guam Power Authority, Series A	5.000	10/01/2025	10/01/2022	A	3,715,812
2,690,000	Guam Power Authority, Series A	5.000	10/01/2026	10/01/2022	A	3,126,668
4,000,000	Guam Power Authority, Series A	5.000	10/01/2030	10/01/2022	A	4,562,280
1,350,000	Guam Power Authority, Series A	5.000	10/01/2021	10/01/2021		1,577,164
900,000	Guam Power Authority, Series A	5.000	10/01/2019	10/01/2019		1,028,079
1,350,000	Guam Power Authority, Series A	5.000	10/01/2020	10/01/2020		1,564,272
15,250,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2024	07/01/2024		10,929,980
160,750,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	07/31/2015	A	162,037,608
72,885,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	07/31/2015	A	73,360,210
30,755,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	07/31/2015	A	30,830,042
440,000	Puerto Rico Commonwealth GO	5.500	07/01/2020	07/01/2020		439,371
2,840,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	05/09/2029	B	1,754,012
11,735,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	10/02/2031	B	7,218,903
6,750,000	Puerto Rico Commonwealth GO	5.250	07/01/2032	07/01/2032		4,152,330
165,000	Puerto Rico Commonwealth GO	5.000	07/01/2024	07/01/2024		104,115
15,000	Puerto Rico Commonwealth GO	5.250	07/01/2029	07/01/2029		9,282
5,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	07/01/2030		3,088,050
25,000	Puerto Rico Commonwealth GO	5.000	07/01/2028	08/06/2026	B	15,376
10,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2029	07/01/2029		6,362,400
1,400,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	07/01/2030		868,098

39        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$17,255,000	Puerto Rico Commonwealth GO1	4.750%	12/01/2015	12/01/2015		$17,278,294
1,950,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	08/26/2036	B	1,216,566
13,100,000	Puerto Rico Commonwealth GO	5.500	07/01/2023	07/01/2023		8,658,445
2,890,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	07/01/2018	A	2,893,208
600,000	Puerto Rico Commonwealth GO	6.000	07/01/2038	08/12/2036	B	367,626
21,785,000	Puerto Rico Commonwealth GO	5.250	07/01/2025	07/01/2025		13,748,078
2,995,000	Puerto Rico Commonwealth GO	5.125	07/01/2031	07/01/2031		1,838,571
240,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		152,674
4,795,000	Puerto Rico Commonwealth GO	5.250	07/01/2022	07/01/2022		3,192,943
2,430,000	Puerto Rico Commonwealth GO	5.250	07/01/2021	07/01/2021		1,642,194
250,000	Puerto Rico Commonwealth GO	3.374 [8]	07/01/2015	07/01/2015		249,965
14,850,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		9,518,998
100,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016		100,274
1,950,000	Puerto Rico Commonwealth GO1	5.500	07/01/2019	07/01/2019		1,946,880
400,000	Puerto Rico Commonwealth GO6	2.564	07/01/2021	01/01/2016	A	257,524
4,155,000	Puerto Rico Commonwealth GO6	2.973	07/01/2020	07/01/2020		3,872,086
270,000	Puerto Rico Commonwealth GO	5.250	07/01/2024	07/01/2024		173,073
2,715,000	Puerto Rico Commonwealth GO	5.250	07/01/2022	07/01/2022		1,807,891
500,000	Puerto Rico Commonwealth GO	5.250	07/01/2020	07/01/2020		455,490
4,575,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	07/01/2023		2,978,096
4,400,000	Puerto Rico Commonwealth GO6	2.953	07/01/2019	07/01/2019		4,123,768
12,600,000	Puerto Rico Commonwealth GO6	2.644	07/01/2018	07/01/2018		12,030,354
150,000	Puerto Rico Convention Center Authority	5.000	07/01/2023	07/01/2023		101,550
33,580,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2028	07/01/2028		18,364,230
10,920,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2023	07/01/2023		6,074,032
24,000,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2027	07/01/2027		13,156,800
28,360,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2022	07/01/2022		15,826,298
11,490,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2024	07/01/2024		6,331,220
11,595,000	Puerto Rico Electric Power Authority, Series AAA[10]	5.250	07/01/2025	07/01/2025		6,387,570
4,905,000	Puerto Rico Electric Power Authority, Series CCC[10]	5.250	07/01/2028	07/01/2028		2,682,446
100,000	Puerto Rico Electric Power Authority, Series DDD[10]	5.000	07/01/2022	07/01/2022		55,803
2,915,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		2,867,165
500,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2024	07/01/2024		479,455
280,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	07/01/2024		268,495
285,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2021	07/01/2021		275,638
50,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2022	07/01/2022		48,251

40        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$100,000	Puerto Rico Electric Power Authority, Series SS	5.000%	07/01/2022	07/01/2022		$96,502
175,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2017	07/01/2017		169,825
830,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	07/01/2023		798,850
12,500,000	Puerto Rico Electric Power Authority, Series WW10	5.250	07/01/2025	07/01/2025		6,886,125
500,000	Puerto Rico Electric Power Authority, Series ZZ10	5.250	07/01/2026	07/01/2026		274,780
5,000,000	Puerto Rico Electric Power Authority, Series ZZ10	5.250	07/01/2018	07/01/2018		2,808,300
10,040,000	Puerto Rico Electric Power Authority, Series ZZ10	5.000	07/01/2018	07/01/2018		5,639,066
24,000,000	Puerto Rico HFA	4.650	12/01/2023	08/03/2022	B	23,595,600
3,425,000	Puerto Rico HFA	4.600	12/01/2024	12/01/2024		3,367,357
85,000	Puerto Rico HFA	5.000	12/01/2020	07/31/2015	A	85,768
5,100,000	Puerto Rico HFA Capital Fund Modernization (Puerto Rico Public Hsg.)[1]	5.125	12/01/2027	12/01/2018	A	5,341,638
50,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	02/20/2026	B	48,144
2,900,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2018	07/01/2018		1,932,154
100,000	Puerto Rico Highway & Transportation Authority	5.250	07/01/2017	07/01/2017		70,403
230,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2020	07/01/2020		131,530
25,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2019		15,175
425,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	02/20/2026	B	213,350
90,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	01/22/2021	B	48,049
835,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2027	12/28/2026	B	828,529
7,000,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2024	07/01/2024		3,568,670
5,060,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2021	07/01/2021		3,291,024
5,400,000	Puerto Rico Highway & Transportation Authority[6]	1.046	07/01/2028	07/01/2028		3,505,788
160,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2025	07/01/2025		101,779
140,000	Puerto Rico Highway & Transportation Authority[1,3]	5.000	07/01/2018	01/21/2017	B	137,295
425,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2019	07/01/2019		353,052
7,995,000	Puerto Rico Highway & Transportation Authority	5.750	07/01/2022	07/01/2022		4,260,615

41        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$135,000	Puerto Rico Highway & Transportation Authority	5.000%	07/01/2023	07/01/2023		$70,161
90,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2028	08/06/2026	B	45,180
400,000	Puerto Rico Highway & Transportation Authority, Series G	5.250	07/01/2019	07/01/2019		266,184
100,000	Puerto Rico Highway & Transportation Authority, Series I	5.000	07/01/2023	07/01/2023		64,155
4,355,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2021	07/01/2021		2,386,409
14,545,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2025	07/01/2025		7,325,153
12,275,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2023	07/01/2023		6,379,440
11,000,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2022	07/01/2022		5,872,680
16,725,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2026	07/01/2026		8,413,511
12,760,000	Puerto Rico Highway & Transportation Authority, Series K	5.000	07/01/2024	07/01/2024		6,436,654
150,000	Puerto Rico Industrial Devel. Company, Series B3	5.375	07/01/2016	02/12/2016	B	149,988
16,550,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		8,899,432
780,000	Puerto Rico Infrastructure	5.000	07/01/2019	07/01/2019		454,350
5,000,000	Puerto Rico Infrastructure	5.500	07/01/2021	07/01/2021		3,316,850
1,055,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		754,283
1,250,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2016	07/01/2016		1,205,950
4,250,000	Puerto Rico Infrastructure Financing Authority	5.500	07/01/2023	07/01/2023		2,771,722
2,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		1,320,800
2,500,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2016	04/01/2016		2,375,675
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		547,118
650,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		547,177
1,165,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		1,026,656
1,155,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2018	04/01/2018		1,040,563
2,000,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2017	04/01/2017		1,841,200
22,900,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	21,550,274
10,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625	07/01/2015	07/01/2015		9,999
15,645,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	15,687,711

42        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$75,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.125%	11/15/2025	07/31/2015	A	$76,708
2,000,000	Puerto Rico ITEMECF (Hospital de la Concepcion)[1]	6.500	11/15/2020	07/31/2015	A	2,043,500
165,000	Puerto Rico ITEMECF (Hospital de la Concepcion)	6.375	11/15/2015	07/31/2015	A	165,766
500,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		505,635
2,390,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700	05/01/2024	10/04/2020	B	2,320,116
365,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2021	10/01/2021		350,597
415,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2022	10/01/2022		392,905
1,875,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2019	07/01/2019		1,857,900
2,215,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2016	01/01/2016	A	2,215,266
2,190,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2015	07/01/2015		2,190,000
355,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2018	07/01/2018		348,138
2,445,000	Puerto Rico ITEMECF (University Plaza)[1]	5.625	07/01/2017	07/01/2017		2,397,200
20,000	Puerto Rico Municipal Finance Agency, Series A1	4.750	08/01/2022	08/01/2022		19,209
70,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	08/01/2021		67,694
125,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	07/31/2015	A	124,991
9,400,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2023	08/01/2023		4,532,116
500,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	03/12/2025	B	474,645
10,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2024	08/01/2024		4,789,200
155,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	05/03/2016	B	154,988
10,245,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2018	08/01/2018		10,303,601
275,000	Puerto Rico Public Buildings Authority	5.125	07/01/2024	02/02/2024	B	163,193
1,250,000	Puerto Rico Public Buildings Authority	5.500 [2]	07/01/2035	07/01/2017	C	1,225,575
3,020,000	Puerto Rico Public Buildings Authority	6.000	07/01/2020	07/01/2020		1,966,382
14,280,000	Puerto Rico Public Buildings Authority	5.250	07/01/2029	05/03/2028	B	8,155,879
1,400,000	Puerto Rico Public Buildings Authority	5.750 [2]	07/01/2034	07/01/2017	C	1,022,868
2,425,000	Puerto Rico Public Buildings Authority	5.500	07/01/2024	07/01/2024		1,457,231
2,060,000	Puerto Rico Public Buildings Authority	5.500	07/01/2021	07/01/2021		1,300,190
13,195,000	Puerto Rico Public Buildings Authority	5.500	07/01/2026	07/01/2026		7,799,037
3,255,000	Puerto Rico Public Buildings Authority	5.500	07/01/2025	07/01/2025		1,939,882
13,645,000	Puerto Rico Public Buildings Authority	7.000	07/01/2021	07/01/2021		9,020,573
150,000	Puerto Rico Public Buildings Authority	5.750	07/01/2015	07/01/2015		149,625

43        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$3,035,000	Puerto Rico Public Buildings Authority	5.500%	07/01/2018	07/01/2018		$2,930,717
1,270,000	Puerto Rico Public Buildings Authority	6.250	07/01/2023	07/01/2023		794,842
50,000	Puerto Rico Public Buildings Authority	5.750	07/01/2017	07/01/2017		37,317
3,020,000	Puerto Rico Public Buildings Authority	5.500	07/01/2017	07/01/2017		2,934,172
50,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	07/01/2026		30,300
31,150,000	Puerto Rico Public Buildings Authority	7.000	07/01/2025	04/13/2025	B	19,498,654
7,160,000	Puerto Rico Public Buildings Authority	5.500	07/01/2016	07/01/2016		6,907,682
3,490,000	Puerto Rico Public Buildings Authority	5.750	07/01/2022	07/01/2022		2,180,831
205,030,000	Puerto Rico Public Finance Corp., Series A	6.500	08/01/2028	12/12/2027	B	88,335,125
73,575,000	Puerto Rico Sales Tax Financing Corp., Series A	6.125	08/01/2029	08/01/2029		39,612,780
19,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.625	08/01/2030	08/01/2030		10,074,370
1,225,000	Puerto Rico Sales Tax Financing Corp., Series A	3.750	08/01/2015	08/01/2015		1,163,775
9,960,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	04/19/2041	B	4,741,856
4,080,000	University of Puerto Rico	5.000	06/01/2025	06/01/2025		2,069,294
2,750,000	University of Puerto Rico	5.000	06/01/2026	06/01/2026		1,388,393
3,725,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		1,898,335
5,645,000	University of Puerto Rico, Series P	5.000	06/01/2030	12/23/2028	B	2,827,242
7,470,000	University of Puerto Rico, Series P	5.000	06/01/2021	06/01/2021		3,899,265
8,500,000	University of Puerto Rico, Series P	5.000	06/01/2022	06/01/2022		4,387,190
8,410,000	University of Puerto Rico, Series Q	5.000	06/01/2023	06/01/2023		4,309,368
100,000	University of Puerto Rico, Series Q	5.000	06/01/2024	06/01/2024		50,962
300,000	University of Puerto Rico, Series Q	5.000	06/01/2030	12/22/2028	B	150,252
3,515,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		1,834,795
4,930,000	University of Puerto Rico, Series Q	5.000	06/01/2018	06/01/2018		2,795,754
2,490,000	University of Puerto Rico, Series Q	5.000	06/01/2019	06/01/2019		1,342,708
3,670,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2025	10/01/2016	A	3,834,379
1,715,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2026	10/01/2016	A	1,786,550
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2027	10/01/2016	A	52,074
850,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2024	10/01/2016	A	888,395
3,330,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2023	10/01/2016	A	3,481,282
620,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	6.750	10/01/2037	10/01/2019	A	699,329
10,680,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.000	10/01/2029	10/01/2020	A	12,138,354
1,500,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000	10/01/2027	10/01/2022	A	1,664,235
665,000	V.I. Public Finance Authority, Series A-1[1]	4.500	10/01/2024	10/01/2019	A	709,455
20,000	V.I. Public Finance Authority, Series C1	5.000	10/01/2022	10/01/2019	A	21,602
425,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	11/09/2015	B	424,966

44        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$1,440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000%	05/15/2031	07/07/2019	B	$1,419,451
100,000	V.I. Water & Power Authority[1]	4.500	07/01/2020	07/31/2015	A	100,032
125,000	V.I. Water & Power Authority[1]	4.500	07/01/2028	07/31/2015	A	125,028
225,000	V.I. Water & Power Authority[1]	5.000	07/01/2018	07/31/2015	A	225,185
100,000	V.I. Water & Power Authority[1]	5.000	07/01/2019	07/31/2015	A	100,078

						971,813,833

Total Municipal Bonds and Notes (Cost $3,737,880,943)						3,382,088,830

Shares
Common Stock—0.2%
2,137	CMS Liquidating Trust[11,12] (Cost $6,838,400)					6,089,168

Corporate Bond and Note—0.0%
1,395,000	Dowling College, NY, Series 2015 Taxable Revenue Bond (Cost $1,395,000)	7.500	06/15/2018			1,397,922

Total Investments, at Value (Cost $3,746,114,343)—102.0%						3,389,575,920
Net Other Assets (Liabilities)—(2.0)						(65,897,096)

Net Assets—100.0%						$3,323,678,824

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

6. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

7. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

11. Non-income producing security.

12. Received as a result of a corporate action.

45        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:
ACDS	Assoc. for Children with Down Syndrome
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
ALIA	Alliance of Long Island Agencies
ARC	Assoc. of Retarded Citizens
BFCC	Brookdale Family Care Center
CCDRCA	Catholic Charities of the Diocese of Rockville Centre and Affiliates
COP	Certificates of Participation
CRR	Center for Rapid Recovery
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
ERDA	Energy Research and Devel. Authority
FNHC	Ferncliff Nursing Home Company
FREE	Family Residences and Essential Enterprises
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HKSB	Helen Keller Services for the Blind
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM	Julia Dyckman Andrus Memorial
JFK	John Fitzgerald Kennedy
KR	Kateri Residence
L.I.	Long Island
MMWNHC	Mary Manning Walsh Nursing Home Company
MTA	Metropolitan Transportation Authority
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
RIBS	Residual Interest Bonds
ROLs	Reset Option Longs
SAVRS	Select Auction Variable Rate Securities
SONYMA	State of New York Mortgage Agency
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
UDC	Urban Development Corporation
UNICEF	United Nations Children’s Fund
USBFCC	Urban Strategies Brookdale Family Care Center
V.I.	United States Virgin Islands
WORCA	Working Organization for Retarded Children and Adults
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2015 Unaudited

Assets
Investments, at value (cost $3,746,114,343)—see accompanying statement of investments	$3,389,575,920
Cash	483,639
Receivables and other assets:
Interest	55,833,966
Investments sold on a when-issued or delayed delivery basis	1,655,000
Shares of beneficial interest sold	1,396,990
Other	772,356

Total assets	3,449,717,871

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	48,250,000
Payable for borrowings (See Note 8)	5,000,000
Shares of beneficial interest redeemed	42,727,210
Investments purchased on a when-issued or delayed delivery basis	26,549,102
Dividends	2,071,635
Trustees’ compensation	670,102
Distribution and service plan fees	667,116
Shareholder communications	21,310
Interest expense on borrowings	26
Other	82,546

Total liabilities	126,039,047
Net Assets	$3,323,678,824

Composition of Net Assets
Paid-in capital	$3,754,543,298
Accumulated net investment income	21,305,521
Accumulated net realized loss on investments	(95,631,572)
Net unrealized depreciation on investments	(356,538,423)

Net Assets	$3,323,678,824

47        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,186,710,518 and 712,695,398 shares of beneficial interest outstanding)	$3.07
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.14

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,653,987 and 3,804,788 shares of beneficial interest outstanding)	$3.06

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $927,294,593 and 303,810,762 shares of beneficial interest outstanding)	$3.05

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $198,019,726 and 64,545,565 shares of beneficial interest outstanding)	$3.07

See accompanying Notes to Financial Statements.

48        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2015 Unaudited

Investment Income
Interest	$83,307,530
Expenses
Management fees	7,022,513
Distribution and service plan fees:
Class A	2,844,119
Class B	63,696
Class C	4,867,857
Transfer and shareholder servicing agent fees:
Class A	1,154,718
Class B	6,374
Class C	486,963
Class Y	104,908
Shareholder communications:
Class A	12,867
Class B	483
Class C	7,816
Class Y	763
Borrowing fees	704,416
Interest expense and fees on short-term floating rate notes issued (See Note 4)	347,859
Trustees’ compensation	36,563
Custodian fees and expenses	10,877
Interest expense on borrowings	2,718
Other	165,432

Total expenses	17,840,942
Net Investment Income	65,466,588
Realized and Unrealized Gain (Loss)
Net realized gain on investments	2,738,939
Net change in unrealized appreciation/depreciation on investments	(99,133,492)
Net Decrease in Net Assets Resulting from Operations	$(30,927,965)

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014
Operations
Net investment income	$65,466,588	$150,580,453
Net realized gain	2,738,939	3,345,086
Net change in unrealized appreciation/depreciation	(99,133,492)	98,149,510

Net increase (decrease) in net assets resulting from operations	(30,927,965)	252,075,049

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(45,741,159)	(95,131,137)
Class B	(204,648)	(488,807)
Class C	(15,732,999)	(32,087,268)
Class Y	(4,415,369)	(7,532,654)

	(66,094,175)	(135,239,866)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(94,462,968)	(514,271,673)
Class B	(1,881,722)	(6,519,512)
Class C	(43,784,139)	(195,075,463)
Class Y	(9,749,936)	37,020,276

	(149,878,765)	(678,846,372)

Net Assets
Total decrease	(246,900,905)	(562,011,189)
Beginning of period	3,570,579,729	4,132,590,918

End of period (including accumulated net investment income of $21,305,521 and $21,933,108, respectively)	$3,323,678,824	$3,570,579,729

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating
Data
Net asset value, beginning of period	$3.16	$3.06	$3.39	$3.32	$3.22	$3.25
Income (loss) from investment operations:
Net investment income[2]	0.06	0.13	0.12	0.13	0.14	0.14
Net realized and unrealized gain (loss)	(0.09)	0.09	(0.34)	0.07	0.10	(0.03)

Total from investment operations	(0.03)	0.22	(0.22)	0.20	0.24	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.11)	(0.13)	(0.14)	(0.14)
Net asset value, end of period	$3.07	$3.16	$3.06	$3.39	$3.32	$3.22

Total Return, at Net Asset Value[3]	(0.92)%	7.16%	(6.55)%	6.13%	7.76%	3.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,186,710	$2,345,120	$2,781,283	$3,800,912	$3,253,871	$3,121,033
Average net assets (in thousands)	$2,327,647	$2,569,176	$3,525,801	$3,591,083	$3,074,407	$3,000,461
Ratios to average net assets:[4]
Net investment income	3.94%	4.10%	3.56%	3.75%	4.34%	4.35%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.75%	0.76%	0.71%	0.72%	0.72%
Interest and fees from borrowings	0.04%	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	0.82%	0.83%	0.81%	0.75%	0.77%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.83%	0.81%	0.75%	0.77%	0.79%
Portfolio turnover rate	8%	4%	8%	15%	15%	14%

51        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Class B	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$3.15	$3.06	$3.38	$3.31	$3.22	$3.25
Income (loss) from investment operations:
Net investment income[2]	0.05	0.11	0.09	0.10	0.11	0.12
Net realized and unrealized gain (loss)	(0.09)	0.07	(0.33)	0.07	0.10	(0.03)

Total from investment operations	(0.04)	0.18	(0.24)	0.17	0.21	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.08)	(0.10)	(0.12)	(0.12)
Net asset value, end of period	$3.06	$3.15	$3.06	$3.38	$3.31	$3.22

Total Return, at Net Asset Value[3]	(1.30)%	6.04%	(7.09)%	5.24%	6.52%	2.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,654	$13,871	$19,850	$28,971	$35,183	$43,448
Average net assets (in thousands)	$12,837	$16,439	$24,528	$32,565	$37,587	$49,788
Ratios to average net assets:[4]
Net investment income	3.18%	3.36%	2.69%	2.93%	3.48%	3.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.49%	1.63%	1.56%	1.59%	1.58%
Interest and fees from borrowings	0.04%	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	1.58%	1.57%	1.68%	1.60%	1.64%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.57%	1.68%	1.60%	1.64%	1.65%
Portfolio turnover rate	8%	4%	8%	15%	15%	14%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010
Per Share Operating Data
Net asset value, beginning of period	$3.14	$3.05	$3.37	$3.30	$3.21	$3.24
Income (loss) from investment operations:
Net investment income[2]	0.05	0.10	0.09	0.10	0.12	0.12
Net realized and unrealized gain (loss)	(0.09)	0.08	(0.32)	0.08	0.09	(0.03)

Total from investment operations	(0.04)	0.18	(0.23)	0.18	0.21	0.09
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.09)	(0.09)	(0.11)	(0.12)	(0.12)
Net asset value, end of period	$3.05	$3.14	$3.05	$3.37	$3.30	$3.21

Total Return, at Net Asset Value[3]	(1.30)%	6.05%	(7.01)%	5.35%	6.65%	2.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$927,295	$998,061	$1,160,492	$1,557,436	$1,319,078	$1,293,192
Average net assets (in thousands)	$981,541	$1,078,306	$1,450,233	$1,459,347	$1,251,673	$1,250,552
Ratios to average net assets:[4]
Net investment income	3.18%	3.35%	2.78%	2.99%	3.58%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.50%	1.54%	1.48%	1.49%	1.48%
Interest and fees from borrowings	0.04%	0.06%	0.04%	0.03%	0.03%	0.04%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%	0.03%

Total expenses	1.58%	1.58%	1.59%	1.52%	1.54%	1.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.58%	1.58%	1.59%	1.52%	1.54%	1.55%
Portfolio turnover rate	8%	4%	8%	15%	15%	14%

54        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2015 (Unaudited)	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Period Ended December 30, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$3.16	$3.06	$3.39	$3.32	$3.18
Income (loss) from investment operations:
Net investment income[2]	0.07	0.14	0.12	0.13	0.11
Net realized and unrealized gain (loss)	(0.10)	0.08	(0.33)	0.08	0.14

Total from investment operations	(0.03)	0.22	(0.21)	0.21	0.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.12)	(0.12)	(0.14)	(0.11)
Net asset value, end of period	$3.07	$3.16	$3.06	$3.39	$3.32

Total Return, at Net Asset Value[3]	(0.80)%	7.42%	(6.34)%	6.38%	7.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,020	$213,528	$170,966	$207,859	$54,894
Average net assets (in thousands)	$211,485	$191,461	$210,498	$157,688	$15,811
Ratios to average net assets:[4]
Net investment income	4.18%	4.35%	3.80%	3.95%	4.37%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.51%	0.50%	0.54%	0.48%	0.46%
Interest and fees from borrowings	0.04%	0.06%	0.04%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[5]	0.02%	0.02%	0.01%	0.01%	0.02%

Total expenses	0.57%	0.58%	0.59%	0.52%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.58%	0.59%	0.52%	0.51%
Portfolio turnover rate	8%	4%	8%	15%	15%

1. For the period from March 30, 2011 (inception of offering) to December 30, 2011, the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Limited Term New York Municipal Fund (the “Fund”), a series of Rochester Portfolio Series, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

57        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

58        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

During the fiscal year ended December 31, 2014, the Fund utilized $5,134,869 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$53,401,694
2017	16,519,543
2018	813,470
No expiration	28,629,691

Total	$99,364,398

As of June 30, 2015, it is estimated that the capital loss carryforwards would be $70,734,707 expiring by 2018 and $25,890,752, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 30, 2015, it is estimated that the Fund will utilize $2,738,939 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,698,728,300[1]

Gross unrealized appreciation	$67,420,804
Gross unrealized depreciation	(423,959,227)

Net unrealized depreciation	$(356,538,423)

1. The Federal tax cost of securities does not include cost of $47,386,043, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

59        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

60        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

61        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$2,410,274,997	$—	$2,410,274,997
U.S. Possessions	—	971,813,833	—	971,813,833
Common Stock	—	—	6,089,168	6,089,168
Corporate Bond and Note	—	1,397,922	—	1,397,922

Total Assets	$—	$3,383,486,752	$6,089,168	$3,389,575,920

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

62        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the

63        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate

64        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $48,250,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 30, 2015, municipal bond holdings with a value of $111,507,275 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $48,250,000 in short-term floating rate securities issued and outstanding at that date.

At June 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

65        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$13,045,000	NYC GO ROLs[3]	9.549%	8/1/27	$16,966,849
9,380,000	NYC GO ROLs[3]	9.549	8/1/26	12,422,872
14,345,000	NYC GO ROLs[3]	9.547	8/1/27	18,656,820
11,485,000	NYC GO ROLs[3]	9.549	8/1/26	15,210,734

				$63,257,275

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $48,250,000 or 1.40 % of its total assets as of June 30, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

66        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

4. Investments and Risks (Continued)

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$26,549,102
Sold securities	1,655,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$1,170,000
Market Value	$961,600
Market Value as % of Net Assets	0.03%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 30, 2015, securities with an aggregate market value of $84,486,670, representing 2.54% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

67        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	34,564,719	$109,192,899	75,769,414	$236,979,731
Dividends and/or distributions reinvested	12,513,163	39,500,679	24,583,455	77,018,825
Redeemed	(77,356,455)	(243,156,546)	(265,401,953)	(828,270,229)

Net decrease	(30,278,573)	$(94,462,968)	(165,049,084)	$(514,271,673)

Class B
Sold	5,272	$16,644	110,975	$347,122
Dividends and/or distributions reinvested	55,883	176,250	132,989	416,051
Redeemed	(658,271)	(2,074,616)	(2,332,312)	(7,282,685)

Net decrease	(597,116)	$(1,881,722)	(2,088,348)	$(6,519,512)

Class C
Sold	11,855,018	$37,259,626	28,164,114	$87,686,888
Dividends and/or distributions reinvested	4,292,819	13,494,729	6,285,468	19,597,031
Redeemed	(30,171,791)	(94,538,494)	(97,360,561)	(302,359,382)

Net decrease	(14,023,954)	$(43,784,139)	(62,910,979)	$(195,075,463)

Class Y
Sold	9,943,993	$31,407,957	39,595,985	$123,623,515
Dividends and/or distributions reinvested	1,202,269	3,795,444	1,516,041	4,752,392
Redeemed	(14,259,456)	(44,953,337)	(29,267,160)	(91,355,631)

Net increase (decrease)	(3,113,194)	$(9,749,936)	11,844,866	$37,020,276

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$273,745,860	$378,088,133

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

68        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Next $3 billion	0.39
Next $5 billion	0.38
Over $10 billion	0.37

The Fund’s effective management fee for the six months ended June 30, 2015 was 0.40% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended June 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,700
Payments Made to Retired Trustees	82,047
Accumulated Liability as of June 30, 2015	410,225

69        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

70        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
June 30, 2015	$83,946	$9,935	$4,136	$17,796

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1856% as of June 30, 2015). The Fund pays additional fees monthly

71        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended June 30, 2015 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of June 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1856%.

Details of the borrowings for the six months ended June 30, 2015 are as follows:

Average Daily Loan Balance	$2,931,492
Average Daily Interest Rate	0.181%
Fees Paid	$748,461
Interest Paid	$3,049

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended June 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the

72        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended June 30, 2015.

Details of reverse repurchase agreement transactions for the six months ended June 30, 2015 are as follows:

Fees Paid	$108,182

9. Pending Litigation

In 2009, several lawsuits were filed as putative class actions and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”), a fund advised by OppenheimerFunds, Inc. (“OFI”), and distributed by its subsidiary OppenheimerFunds Distributor, Inc. ( “OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the Fund contained misrepresentations and omissions and the investment policies of the Fund were not followed. Plaintiffs in the California Fund Suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In July 2015, the district court held an evidentiary hearing on plaintiffs’ motion for class certification. OFI and OFDI believe the California Fund Suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the California Fund Suit; and that no estimate can yet be made as to the amount or range of any potential loss.

73        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

74        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering
Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel

Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

75        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

77        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

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79        OPPENHEIMER ROCHESTER LIMITED TERM NEW YORK MUNICIPAL FUND

OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0355.001.0615 August 27, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Portfolio Series

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015